                                                              Exhibit 10.18(a)


                             RURAL/METRO CORPORATION
                     EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


                 [AMENDED AND RESTATED EFFECTIVE JULY 1, 1997]




                ------------------------------------------------

         POLESE, PIETZSCH, WILLIAMS & NOLAN, A PROFESSIONAL ASSOCIATION
                       2702 NORTH THIRD STREET, SUITE 3000
                           PHOENIX, ARIZONA 85004-4607

                             RURAL/METRO CORPORATION
                            EMPLOYEE STOCK OWNERSHIP
                                 PLAN AND TRUST



                  [AMENDED AND RESTATED EFFECTIVE JULY 1, 1997]




                ------------------------------------------------

         POLESE, PIETZSCH, WILLIAMS & NOLAN, A PROFESSIONAL ASSOCIATION
                       2702 NORTH THIRD STREET, SUITE 3000
                           PHOENIX, ARIZONA 85004-4607

                                  CERTIFICATE



            Steven M. Lee, Secretary of Rural/Metro Corporation, an Arizona corporation, hereby certifies that the attached document is a complete and accurate copy of the Rural/Metro Corporation Employee Stock Ownership Plan and Trust, to be effective July 1, 1997.

      DATED: November 20, 1997.



                                       ----------------------------------------
                                       Steven M. Lee, Secretary

          IN WITNESS WHEREOF, RURAL/METRO CORPORATION, an Arizona corporation, as Employer, has caused this Plan to be signed by its duly qualified officers.

                                       RURAL/METRO CORPORATION, an Arizona
                                            corporation



                                       By
                                         --------------------------------------
                                         James Bolin, President

                                                                    "Employer"



APPROVED AND ACCEPTED BY:




Julian F. Weltsch




James Bolin

                                   "Trustee"

                             RURAL/METRO CORPORATION
                            EMPLOYEE STOCK OWNERSHIP
                                 PLAN AND TRUST



          THIS AMENDED AND RESTATED PLAN AND TRUST, made effective July 1, 1997, by RURAL/METRO CORPORATION, an Arizona corporation ("Employer").

                               R E C I T A L S:

          1. The Employer established an employee stock ownership plan effective July 1, 1978, as thereafter amended and restated ("Prior Plan").

          2. The Employer reserved the right to amend the Prior Plan in whole or in part.

          3. The Employer now desires to amend the Prior Plan by amending and restating it in its entirety.

          4. The Employer intends that this amended and restated plan ("Plan") and related trust continue to qualify under the provisions of Sections 401 et seq. and 501 et seq. of the Internal Revenue Code of 1986, as amended ("Code") and the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

          THEREFORE, the Employer amends and restates the Prior Plan in its entirety as follows:

                                TABLE OF CONTENTS
                                                                          Page

1.   NAME, DESIGNATION AND PURPOSE.........................................1-1
     1.01 Name of Plan.  ..................................................1-1
     1.02 Designation of Type of Plan......................................1-1
     1.03 Purpose..........................................................1-1

2.   DEFINITIONS...........................................................2-1
     2.01 Accrued Benefit..................................................2-1
     2.02 Advisory Committee...............................................2-1
     2.03 Anniversary Date.................................................2-1
     2.04 Break in Service.................................................2-1
     2.05 Company Stock....................................................2-1
     2.06 Company Stock Account............................................2-1
     2.07 Compensation.....................................................2-1
     2.08 Contract or Policy...............................................2-2
     2.09 Contribution.....................................................2-2
     2.10 Current Obligations..............................................2-2
     2.11 Disability.......................................................2-2
     2.12 Disqualified Person..............................................2-3
     2.13 Early Retirement Date............................................2-4
     2.14 Effective Date...................................................2-4
     2.15 Employee.........................................................2-4
     2.16 Employer.........................................................2-5
     2.17 Exempt Loan......................................................2-5
     2.18 Fiduciary........................................................2-5
     2.19 Forfeiture.......................................................2-5
     2.20 Highly Compensated Employee......................................2-5
     2.21 Hour of Service..................................................2-6
     2.22 Investment Manager...............................................2-7
     2.23 Leased Employee..................................................2-7
     2.24 Net Income.......................................................2-8
     2.25 Normal Retirement Age and Normal Retirement Date.................2-8
     2.26 Other Investments Account........................................2-8
     2.27 Participant......................................................2-8
     2.28 Plan.............................................................2-8
     2.29 Plan Administrator...............................................2-8
     2.30 Plan Year........................................................2-9
     2.31 Related Employer.................................................2-9
     2.32 Top Heavy Plan...................................................2-9
     2.33 Trust...........................................................2-13
     2.34 Trustee.........................................................2-13
     2.35 Unallocated Company Stock Suspense Account......................2-13

     2.36 Year of Service.................................................2-13

3.   ELIGIBILITY AND PARTICIPATION.........................................3-1
     3.01 Eligibility to Participate.......................................3-1
     3.02 Reemployment Before Break in Service.............................3-1
     3.03 Reemployment After Break in Service..............................3-2
     3.04 Determination of Eligibility.....................................3-2
     3.05 Exclusion of Eligible Employee...................................3-2
     3.06 Inclusion of Ineligible Employee.................................3-2
     3.07 Election Not to Participate......................................3-2
     3.08 Participation of Owner-Employees.................................3-3

4.   CONTRIBUTIONS.........................................................4-1
     4.01 Employer Contributions...........................................4-1
     4.02 Payments.........................................................4-1
     4.03 No Responsibility for Collection or Verification.................4-1
     4.04 Top Heavy Minimum Contribution...................................4-1

5.   ALLOCATIONS TO ACCOUNTS...............................................5-1
     5.01 Participants' Accounts...........................................5-1
     5.02 Date(s) for Crediting Contributions..............................5-1
     5.03 Allocation of Employer Contributions.............................5-1
     5.04 Valuation and Adjustment of Accounts.............................5-3
     5.05 Method of Valuation..............................................5-3
     5.06 Application of Forfeitures.......................................5-3
     5.07 Charging of Distributions........................................5-3
     5.08 Limitations on Annual Additions and Benefits.....................5-3
     5.09 Transactions Involving Company Stock............................5-12

6.   VESTING, DISTRIBUTIONS AND WITHDRAWALS................................6-1
     6.01 Vesting..........................................................6-1
     6.02 Forfeitures......................................................6-3
     6.03 Payments to Participants and Beneficiaries.......................6-3
     6.04 When Payments are Made...........................................6-5
     6.05 Selection of Method of Payment..................................6-12
     6.06 Designation of Beneficiary......................................6-12
     6.07 In-Service Distributions........................................6-13
     6.08 Payments to Minors or Incompetents..............................6-14
     6.09 Qualified Domestic Relations Orders.............................6-14
     6.10 Eligible Rollover Distributions.................................6-14
     6.11 Right of First Refusals.........................................6-15
     6.12 Stock Certificate Legend........................................6-16
     6.13 Put Option......................................................6-16
     6.14 Nonterminable Protections and Rights............................6-18

     6.15 Dividend Payments...............................................6-18

7.   LOANS.................................................................7-1
     7.01 Loans to Participants............................................7-1
     7.02 Loans to the Trust...............................................7-1

8.   PARTICIPANT DIRECTED INVESTMENTS......................................8-1
     8.01 General Rule.....................................................8-1
     8.02 Directed Investment Account......................................8-1
     8.03 Investment Policy................................................8-2

9.   ADMINISTRATION........................................................9-1
     9.01 Authority of Plan Administrator..................................9-1
     9.02 Organization and Membership of Advisory Committee................9-1
     9.03 Designation of Agents and Allocation of Responsibilities.........9-2

10.  TRUST AND TRUSTEE....................................................10-1
     10.01 Investment of Trust Fund.......................................10-1
     10.02 Commingling of Trust Assets....................................10-1
     10.03 Valuation of Trust Fund........................................10-1
     10.04 Trustee to Hold Trust Assets...................................10-1
     10.05 General Powers of Trustee......................................10-1
     10.06 Directed Investment Account....................................10-4
     10.07 Voting Company Stock...........................................10-4
     10.08 Expenses and Compensation of Trustee...........................10-4
     10.09 Distributions..................................................10-5
     10.10 Limitation on Duties of Trustee................................10-5
     10.11 Actions Conclusive.............................................10-5
     10.12 Bond Not Required..............................................10-5
     10.13 Uniform Accounting Act.........................................10-5
     10.14 Multiple Trust Funds...........................................10-5
     10.15 Trustee Entitled to Consultation...............................10-5
     10.16 Taxes Chargeable to Accounts...................................10-6
     10.17 Records and Accounts...........................................10-6
     10.18 Disputes.......................................................10-6
     10.19 Limitation on Liability........................................10-6
     10.20 Resignation and Removal; Appointment of Successor Trustee......10-6
     10.21 Multiple Trustees..............................................10-7
     10.22 Actions Against Trustee........................................10-7

11.  FIDUCIARY RESPONSIBILITIES AND LIABILITIES...........................11-1
     11.01 Fiduciary Responsibility.......................................11-1
     11.02 Fiduciaries Not Insurers.......................................11-1
     11.03 Prohibited Transactions........................................11-1

     11.04 Limitation of Liability; Indemnification.......................11-2
     11.05 Benefits Payable Solely from Trust Fund........................11-2
     11.06 No Liability...................................................11-2

12.  PARTICIPANTS' RIGHTS AND LIMITATIONS.................................12-1
     12.01 Dismissal......................................................12-1
     12.02 Alienation.....................................................12-1
     12.03 Procedure When Trustee Is Unable to Locate Distributee.........12-1
     12.04 Claims Procedure...............................................12-2
     12.05 Employer and Trustee Only Necessary Parties to Litigation......12-2
     12.06 Receipts and Releases..........................................12-3

13.  AMENDMENT AND TERMINATION............................................13-1
     13.01 Amendment of Plan..............................................13-1
     13.02 Termination of the Plan........................................13-1
     13.03 Consolidation, Merger, Division or Sale........................13-2

14.  MISCELLANEOUS PROVISIONS.............................................14-1
     14.01 Reversion of Contributions.....................................14-1
     14.02 Notices........................................................14-1
     14.03 Titles and Headings not to Control.............................14-1
     14.04 Applicable Law.................................................14-1
     14.05 Counterparts...................................................14-2
     14.06 Binding upon Successors, Etc...................................14-2
     14.07 Copies of Plan.................................................14-2
     14.08 Gender and Number..............................................14-2
     14.09 Severability...................................................14-2
     14.10 No Duplication of Benefits.....................................14-2
     14.11 Notice and Waiver of Notice....................................14-2
     14.12 Evidence Furnished Conclusive..................................14-2
     14.13 Release of Claims..............................................14-2
     14.14 Multiple Copies of Plan and/or Trust Document..................14-2
     14.15 Nondiscrimination..............................................14-3

15.  RELATED OR OTHER EMPLOYERS...........................................15-1
     15.01 Adoption by Related or Other Employers.........................15-1
     15.02 Requirements for Adopting Employers............................15-1
     15.03 Designation of Agent...........................................15-1
     15.04 Plan Administrator's Authority.................................15-1

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                                       vi
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                                      vii
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10   NAME, DESIGNATION AND PURPOSE
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     1.1 NAME OF PLAN. This Plan shall be known as the "Rural/Metro Corporation
Employee Stock Ownership Plan" ("Plan"). The trust established as part of this Plan shall be known as the "Rural/Metro Corporation Employee Stock Ownership Trust" ("Trust").

     1.2 DESIGNATION OF TYPE OF PLAN. This Plan is designated as a defined contribution plan, with a stock bonus component, for all purposes under the Code and ERISA. This Plan includes an Employee Stock Ownership Plan as defined in Code Section 4975(e)(7).

     1.3 PURPOSE. This Plan is created for the sole purpose of enabling Participants to accumulate funds for their retirement. In no event shall any part of the principal or income of the Trust revert to the Employer, or be used for or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries, except as specifically provided in Section 14.01 of this Plan. This Plan is intended to qualify as an employee pension benefit plan for all purposes under the Code and ERISA.

                                                                              -1

20 DEFINITIONS
------------------------------------------------------------------------------

The following terms, as used in this Agreement, have the definitions set forth in this Article 2, unless the context clearly indicates that a different meaning is required:

     2.1 ACCRUED BENEFIT. "Accrued Benefit" means the amount in a Participant's Accounts under this or any other defined contribution plan, or the actuarially determined accrued benefit under a defined benefit plan, as of any date, derived from both Employer contributions and Participant contributions, if any.

     2.2 ADVISORY COMMITTEE. "Advisory Committee" means the committee appointed by the Employer pursuant to Section 9.02.

     2.3 ANNIVERSARY DATE. "Anniversary Date" means the last day of each Plan Year ending after the Effective Date.

     2.4 BREAK IN SERVICE. "Break in Service" means any 12 month period defined for purposes of a Year of Service during which an Employee does not complete at least 200 Hours of Service.

     2.5 COMPANY STOCK. "Company Stock" means common stock issued by the Employer (or by a corporation which is a Related Employer) which is readily tradeable on an established securities market. If there is no common stock which meets the foregoing requirement, "Company Stock" means common stock issued by the Employer (or a corporation which is Related Employer) having a combination of voting power and dividend rights equal to or in excess of: (A) that class of common stock of the Employer (or any Related Employer) having the greatest voting power, and (B) that class of common stock of the Employer (or Related Employer) having the greatest dividend rights. Noncallable preferred stock shall be deemed to be "Company Stock" if such stock is convertible at any time into stock which constitutes "Company Stock" hereunder and if such conversion is at a conversion price which (as of the date of the acquisition by the Trust) is reasonable. For purposes of the preceding sentence, preferred stock shall be treated as noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence.

     2.6 COMPANY STOCK ACCOUNT. "Company Stock Account" means the account or subaccount of a Participant which is credited with Company Stock purchased and paid for by the Trust or contributed to the Trust by the Employer.

     2.7 COMPENSATION. "Compensation" means all of each Participant's gross cash compensation paid to the Participant by the Employer for the Plan Year. However, Compensation shall exclude all contributions to or benefits paid by any pension or profit sharing plan and shall include amounts deferred under any Section 401(k) salary deferral plan or any Section 125 salary reduction plan sponsored by the Employer. For a Participant's initial year of participation, Compensation shall be counted for the entire Plan Year. Any Participant who is a shareholder, officer, Owner-Employee,

                                                                              -1
or a Highly Compensated Employee may irrevocably elect, for any Plan Year, to limit his Compensation for purposes of this Plan.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The "OBRA '93 annual compensation limit" is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. Any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     In the case of a Self-Employed Individual, if any, "Compensation" means Earned Income. "Earned Income" means net earnings derived by a person who is a Self-Employed Person from any unincorporated trade, business, or professional activity with respect to which the Plan is established, if the personal services of such person are a material income-producing factor in the trade, business, or practice. "Net Earnings" shall be computed without regard to items not included in gross income and the deductions allocable to those items, and after taking into account the deduction allowed by the Code for contributions to a tax-qualified plan on behalf of Employees other than Self-Employed Persons. Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

     2.8 CONTRACT OR POLICY. "Contract" or "Policy" means any life insurance policy, retirement income or annuity policy, or annuity contract (group or individual) issued pursuant to the terms of the Plan.

     2.9 CONTRIBUTION. "Contribution" means cash or other property paid or designated to be paid by the Employer to the Trust Fund.

     2.10 CURRENT OBLIGATIONS. "Current Obligations" means Trust obligations arising from extension of credit to the Trust and payable in cash within one (1) year from the date an Employer Contribution is due. With respect to the estates of decedents who die prior to July 13, 1989, Trust obligations shall include the liability for payment of taxes imposed by Code Section 2001, which liability is incurred pursuant to Code Section 2210(b).

     2.11 DISABILITY. "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Disability of a Participant shall be determined by a licensed physician chosen by the Plan Administrator. However, if the condition qualifies as a "total disability" for

                                                                              -2
purposes of the federal Social Security Acts, the Plan Administrator may deem the Participant to have a "Disability" for purposes of this Plan. The determination shall be made in a uniform and nondiscriminatory manner.

     2.12 DISQUALIFIED PERSON. "Disqualified Person" means:

          (a) a Fiduciary for the Plan;

          (b) a person providing services to the Plan;

          (c) an Employer;

          (d) an employee organization any of whose members are covered by the Plan;

          (e) an owner, direct or indirect, of fifty percent (50%) or more of:

               (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation, or

               (ii) the capital interest or the profits interest of a partnership, or

               (iii) the beneficial interest of a trust or unincorporated enterprise,

that is an Employer under the Plan or that is an employee organization described in (d);

          (f) a spouse, ancestor, lineal descendant, or spouse of a lineal descendant of any individual described in subsection (a), (b), (c), or (e);

          (g) a corporation, partnership, trust, or estate of which (or in which) fifty percent (50%) or more of:

               (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of such a corporation, or

               (ii) the capital interest or the profits interest of such a partnership, or

               (iii) the beneficial interest of such a trust or estate,

is owned directly or indirectly, or is held by persons described in subsection
(a), (b), (c), (d), or (e);

          (h) an officer, director (or an individual having powers or responsibilities similar to those of officers or directors), a ten percent (10%) or more shareholder, or a highly compensated employee (earning ten percent (10%) or more of the yearly wages of an employer) of a person described in subsection
(c), (d), (e), or (g); or

                                                                              -3

          (i) a ten percent (10%) or more (in capital or profits) partner or joint venturer of a person described in paragraph (c), (d), (e), or (g).

     2.13 EARLY RETIREMENT DATE. "Early Retirement Date" means the first day of the month coincident with or next following the date upon which (1) the Employee reaches his tenth anniversary of employment with the Employer, and (2) the Employee's total number of completed Years of Service and years of age equals or exceeds 62.

     2.14 EFFECTIVE DATE. "Effective Date" means the effective date of this amended and restated Plan, i.e., July 1, 1997. The initial effective date of the Plan was July 1, 1978.

     2.15 EMPLOYEE. "Employee" means any person (excluding any nonresident alien who performs no services within the United States) who is employed by the Employer maintaining the Plan or by any Related Employer which is required to be aggregated with the Employer under Sections 414(b), (c), (m), or (o) of the Code. The term "Employee" shall also include any Leased Employee who is required to be treated as an Employee under Sections 414(n) or (o) of the Code. Notwithstanding the preceding sentence, a Leased Employee shall not be eligible to participate in the Plan or to accrue benefits under the Plan based on service as a Leased Employee. If a Leased Employee becomes an Employee, then service as a Leased Employee will be credited for purposes of determining eligibility and vesting.

     Any person whose employment with the Employer is governed by the terms of a collective bargaining agreement between employee representatives (as defined for purposes of Code Section 7701(a)(46)) and the Employer shall not be considered an "Employee" for purposes of this Plan if retirement benefits were the subject of good faith bargaining between the parties under the agreement and the agreement does not expressly provide for coverage under this Plan.

     Any person who is employed by the Employer, but is classified by the Employer as a Temporary Employee or an Independent Contractor, shall not be considered an "Employee" for purposes of this Plan unless or until the Employer redesignates the individual to a classification under which the individual would be considered an "Employee" as defined herein. An individual is a "Temporary Employee" if so classified by the Employer regardless of how long the individual is employed or the number of Hours of Service completed in any given year. An individual is an "Independent Contractor" if so classified by the Employer regardless of whether the individual is the Employer's common law employee.

     "Owner-Employee" means, in the case of an employer who adopts this Plan or is specified by the Plan, a sole proprietor or practitioner, or, if the employer is a partnership, a partner who owns more than ten percent (10%) of either a capital or profit interest in the partnership.

     "Self-Employed Individual" means, in the case of any employer who adopts this Plan or is specified by the Plan, any individual employer who has Earned Income from any trade, business,

                                                                              -4
or practice (or who would have had Earned Income but for the fact that the trade, business, or practice had no net profits for the Employer's taxable year).

     "Shareholder-Employee" means, in the case of any employer who adopts this Plan or is specified by this Plan, and who is an electing "small business corporation" [as defined in Section 1371(b) of the Code], any employee or officer of the employer who owns or is deemed to own more than five percent (5%) of the outstanding stock of the employer on any day during the taxable year of such corporation.

     2.16 EMPLOYER. "Employer" shall mean Rural/Metro Corporation, any Related Employer (unless not an Adopting Employer in accordance with Article 15), and any Adopting Employer which adopts this Plan in accordance with Article 15.

     2.17 EXEMPT LOAN. "Exempt Loan" means a loan to the Trustee on behalf of the Plan as defined in, and which satisfies the requirements of, Treasury Regulation Section 54.4975-7(b) and Department of Labor Regulation Section 2550.4086-3.

     2.18 FIDUCIARY. "Fiduciary" means any person who exercises any discretionary authority or control with respect to the management of the Plan; who exercises any authority or control with respect to the management or disposition of its assets; who renders investment advice for a fee or other compensation, directly or indirectly, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; who has any discretionary authority or discretionary responsibility in the administration of the Plan; or who acts to carry out a fiduciary responsibility, when designated by a named Fiduciary pursuant to authority granted by the Plan; subject, however, to any exception granted directly or indirectly by the provisions of ERISA or any applicable regulations. The Employer is the "named fiduciary" for purposes of Section 402(a)(2) of ERISA.

     2.19 FORFEITURE. "Forfeiture" means that portion of a Participant's Accounts which is not vested in the Participant, and which is forfeited pursuant to Section 6.02 of the Plan.

     2.20 HIGHLY COMPENSATED EMPLOYEE. "Highly Compensated Employee" means an Employee who:

          (a) during the Plan Year or during the preceding 12-month period is a five percent owner of the Employer; or

          (b) is any Employee who either:

               (i) has Compensation in excess of $80,000 in the prior Plan Year only; or

               (ii) has Compensation in excess of $80,000 in the prior Plan Year only and is part of the top-paid 20% group of employees (based on Compensation for the relevant year) excluding employees who are non-resident aliens and

                                                                              -5
                      who receive no earned income [within the meaning of
                      Section 911(d)(2) of the Code] from the Employer which constitutes income from sources within the United States.

     For purposes of this Section 2.20, with Plan Years beginning after December 31, 1997, "Compensation" means compensation as defined in Section 415(c)(3) of the Code, which includes: (i) elective deferrals under a Code Section 401(k) arrangement or under a Simplified Employee Pension maintained by the Employer,
(ii) amounts paid by the Employer which are not currently includable in the Employee's gross income because of Section 125 of the Code, and (iii) Employer contributions made pursuant to a salary reduction agreement under Section 403(b) of the Code. However, for Plan Years beginning before January 1, 1998, compensation excludes the amounts referred to in (i), (ii), and (iii) of this paragraph.

     For purposes of this Section 2.20, "five percent owner" means any person who owns (or is considered as owning within the meaning of Section 318 of the Code) more than 5 percent of the outstanding stock of the Employer or stock possessing more than 5 percent of the total combined voting power of all stock of the corporation or, if the Employer is not a corporation, any person who owns more than 5 percent of the capital or profits interest in the Employer.

     The Secretary shall adjust the $80,000 amount under subparagraph (b) above, at the same time and in the same manner as under Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996.

     The Employer will determine who is a Highly Compensated Employee, including which of the criteria set forth in (i) and (ii) above to use for purposes of making this determination, consistent with Section 414(q) of the Code, on an annual basis. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed in Treasury Regulations. A calendar year election must apply to all employee benefit plans and arrangements of the Employer.

     2.21 HOUR OF SERVICE.

          (a)  "Hour of Service" means:

               (i Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed. Each overtime hour shall be credited as a single hour irrespective of any increase in the rate of pay for such hour.

               (ii Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability),

                                                                              -6
                      layoff, jury duty, military duty, or leave of absence. No more than 200 hours of service shall be credited under this Section 2.21(a)(ii) for any single continuous period (whether or not such period occurs in a single computation period). Hours under this Section 2.21(a)(ii) shall be calculated and credited pursuant to Section 2530.200b-2 of Department of Labor Regulations, which are incorporated by reference.

               (iii Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same hours of service shall not be credited both under Section 2.21(a)(i) or Section 2.21(a)(ii), as the case may be, and under this Section 2.21(a)(iii). These hours shall be credited to an Employee for the computation period or periods to which the award or agreement pertains other than the computation period in which the award, agreement, or payment is made.

          (b The number of Hours of Service credited to an Employee shall be determined on the basis of the actual Hours of Service of the Employee.

          (c Service with the Employer for purposes of eligibility, vesting, and contributions shall include service with any Related Employer or other employer only to the extent specified in Sections 3.01 (eligibility), 6.01 (vesting), or
5.03 (allocations of contributions).

          (d Solely for purposes of determining whether a Break in Service (as defined in Section 2.04) has occurred in a computation period, for purposes of participation and vesting, an Employee who is absent from work for purposes of maternity or paternity shall receive credit for the Hours of Service which would otherwise have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service for each day of such absence. The total Hours of Service required to be credited for a maternity or paternity leave of absence shall not exceed 199. For purposes of this paragraph, an absence from work for purposes of maternity or paternity means an absence (i) by reason of the Employee's pregnancy; (ii) by reason of the birth of the Employee's child; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

          (e Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

     2.22 INVESTMENT MANAGER. "Investment Manager" means an "investment manager" as defined by Section 3(38) of ERISA.

                                                                              -7

     2.23 LEASED EMPLOYEE. "Leased Employee" means any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer [or for the Employer and related persons determined in accordance with
Section 414(n)(6) of the Code] on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer will be treated as provided by the Employer.

     A Leased Employee shall not be considered an Employee of the Employer if:

          (a the Leased Employee is covered by a money purchase pension plan providing:

               (i a non-integrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code,

               (ii    immediate participation, and

               (iii   full and immediate vesting; and

          (b Leased Employees do not constitute more than twenty percent (20%) of the Employer's nonhighly compensated Employees.

     2.24 NET INCOME. "Net Income" means net income of the Employer prior to income taxes (including but not limited to federal and state income taxes) as reflected by the Employer's federal income tax return for the period, as originally filed, before deduction of the Employer's Contribution to the Trust (but after the deduction of any Employer Contribution to any pension trust established by the Employer), and not including dividends received by the Employer from stock held in other corporations.

     2.25 NORMAL RETIREMENT AGE AND NORMAL RETIREMENT DATE. "Normal Retirement Age" means age sixty-five (65). The term "Normal Retirement Date" shall be the date a Participant attains the Normal Retirement Age.

     2.26 OTHER INVESTMENTS ACCOUNT. "Other Investments Account" means the account or subaccount of a Participant which is credited with his share of the net gain (or loss) of the Plan, Forfeitures, and Employer Contributions in other than Company Stock.

     2.27 PARTICIPANT. "Participant" means any Employee who satisfies the eligibility requirements to participate, and who participates in accordance with the provisions of Article 3.

                                                                              -8

     2.28 PLAN. "Plan" means the provisions of this Agreement.

     2.29 PLAN ADMINISTRATOR. "Plan Administrator" means the Employer and, to the extent of the duties and responsibilities delegated to it by the Employer, the Advisory Committee.

     2.30 PLAN YEAR. "Plan Year" means the 12 consecutive month period commencing on July 1 of each year and ending on the following June 30. The Plan Year is the Plan's "limitation year" for purposes of measuring maximum allocations to Participants under the Plan.

     2.31 RELATED EMPLOYER. "Related Employer" means any corporation which is a member of a "controlled group of corporations" [as defined in Section 414(b) of the Code] of which the Employer is a component member; any trade, business, or practice (whether or not incorporated) which is under "common control" with the Employer [as defined in Section 414(c) of the Code]; any corporation, partnership, or other organization which is a member of an "affiliated service group" [as defined in Section 414(m) of the Code] of which the Employer is a component member; and any organization which is required by regulations issued under Section 414(o) of the Code to be aggregated with the Employer for certain testing purposes. "Related Employer" also means any predecessor employer which previously sponsored this Plan or the Prior Plan.

     2.32 TOP HEAVY PLAN.

          (a   A plan is a "Top Heavy Plan," for a Plan Year, if:

               (i The top heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans; or

               (ii This Plan is a part of a Required Aggregation Group of plans, but not part of a Permissive Aggregation Group and the top heavy ratio for the Required Aggregation Group exceeds sixty percent (60%); or

               (iii This Plan is a part of a Required Aggregation Group and also part of a Permissive Aggregation Group of plans, and the top heavy ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

The "top heavy ratio" (for purposes of determining whether the Plan is a Top Heavy Plan) is a fraction, the numerator of which is the sum of the Account Balances or Present Value of Accrued Benefits of Key Employees under this Plan and any plan of an Aggregation Group, as of the Determination Date, and the denominator of which is a similar sum determined for all Participants. The top heavy ratio shall be calculated without regard to any Non-Key Employee who was formerly a Key Employee. The top heavy ratio shall be calculated in accordance with Section 416 of the Code and applicable Regulations.

                                                                              -9

          (b If the Employer maintains any other tax-qualified plan (including any simplified employee pension plan), this Plan (and any other plan with the relevant Aggregation Group) is a Top Heavy Plan only if it is part of the Required Aggregation Group, and the Required Aggregation Group is a Top Heavy Group. An Aggregation Group is a "Top Heavy Group" if the top heavy ratio (determined as of the Determination \Date) for both the Required Aggregation Group and the Permissive Aggregation Group exceeds sixty percent (60%). The "top heavy ratio" (for purposes of determining whether an Aggregation Group is a "Top Heavy Group") is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits of Key Employees under all defined benefit plans within the Aggregation Group, and the Account Balances of Key Employees under the defined contribution plans within the Aggregation Group, as of the Determination Date, and the denominator of which is a similar sum determined for all Participants. The top heavy ratio shall be calculated without regard to any Non-Key Employee who was formerly a Key Employee. In addition, for Plan Years beginning after December 31, 1984, if a Participant or former Participant has not performed services for the Employer maintaining the Plan (other than benefits provided under the Plan) at any time during the five (5) year period ending on the Determination Date, the Account Balances and/or Present Value of Accrued Benefits for such Participant or former Participant shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan. When aggregating plans, the value of Account Balances and Accrued Benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The Accrued Benefit of a Participant (other than a Key Employee) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
Section 411(b)(1)(C) of the Code.

          (c   For purposes of this Section 2.32:

               (i The term "Required Aggregation Group" means (A) each qualified plan of the Employer in which a Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated); and (B) any other qualified plan of the Employer which enables a plan described in (A) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

               (ii The term "Permissive Aggregation Group" means the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Sections 401(a)(4) and 410 of the Code. The Advisory Committee shall determine which plans to take into account in determining the Permissive Aggregation Group.

                                                                             -10

               (iii The term "Determination Date" means, for any Plan Year, the Anniversary Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Anniversary Date of that Plan Year.

               (iv The term "Employer" means the Employer and any Related Employer.

               (v The term "valuation date" means the Anniversary Date of this Plan, or the date elected by an employer under any other plan included within an Aggregation Group as of which Account Balances or Accrued Benefits are valued for purposes of calculating the top heavy ratio.

               (vi The term "Key Employee" means, as of any Determination Date (as defined above), any Employee or former Employee (and the Beneficiary or Beneficiaries of such Employee) who, at any time during the Plan Year (which includes the Determination Date) or during the preceding four Plan Years, is an officer of the Employer who has an annual Compensation greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; one of the ten (10) Employees owning the largest interests in the Employer and having annual Compensation from the Employer of more than the limitation in effect under Section 415(c)(1)(A) of the Code; a more than five percent (5%) owner of the Employer; or a more than one percent (1%) owner of the Employer who has annual Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). "Annual Compensation" means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The constructive ownership rules of Section 318 of the Code (or the principles of that Section, in the case of an unincorporated Employer) will apply for purposes of determining ownership in the Employer. A "five percent (5%) owner" or a "one percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) or one percent (1%), respectively, of the outstanding stock of the Employer, or stock possessing more than five percent (5%) or one percent (1%), respectively, of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) or one percent (1%), respectively, of the capital or profits interest in the Employer. In determining the percentage of ownership under this paragraph, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has annual Compensation of more than $150,000, Compensation from each employer required to be

                                                                             -11
                      aggregated under Code Sections 414(b), (c), and (m) shall be taken into account. The determination of an Employee's status as a Key Employee shall be made by the Advisory Committee, in accordance with rules set forth in Section 416(i)(1) of the Code and applicable Regulations.

               (vii The term "Non-Key Employee" means, as of any Determination Date, any Employee who is not a Key Employee.

          (d For purposes of this Section 2.32, a Participant's "Account Balance" as of the Determination Date is the sum of:

               (i The balance in his Employer Accounts as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date.

               (ii An adjustment for any Contributions due as of the Determination Date. Such adjustment shall be the amount of any Contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any Contributions made after the Determination Date that are allocated as of a date in that first Plan Year.

               (iii Any distributions made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Account Balance as of the valuation date. Notwithstanding any contrary provision of this Plan, all distributions, including distributions made prior to January 1, 1984, and distributions made under a terminated plan which, but for its termination, would have been required to be included in an Aggregation Group, will be counted.

               (iv Any Employee contributions, except deductible Participant contributions.

               (v With respect to unrelated rollovers and transfers (which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or transfers, it shall always consider such rollover or transfer as a distribution for the purposes of this
                      Section 2.32. If this Plan is the plan accepting such rollovers or transfers, it shall not consider such rollovers or transfers accepted after December 31, 1983, as part of the Participant's Account Balance. However, rollovers or transfers accepted prior to

                                                                             -12

                      January 1, 1984, shall be considered as part of the Participant's Account Balance.

               (vi With respect to related rollovers and transfers (either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or transfer, it shall not be counted as a distribution for purposes of this Section 2.32. If this Plan is the plan accepting such rollover or transfer, it shall consider such rollover or transfer as part of the Participant's Account Balance, irrespective of the date on which such rollover or transfer is accepted.

          (e For purposes of this Section 2.32, a Participant's "Present Value of Accrued Benefit," in the case of any defined benefit plan, shall be determined:

               (i As of the most recent "actuarial valuation date," which is the most recent valuation date within a twelve (12) month period ending on the Determination Date.

               (ii For the first Plan Year, as if (A) the Participant terminated service as of the Determination Date; or (B) the Participant terminated service as of the actuarial valuation date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date.

               (iii For any other Plan Year, as if the Participant terminated service as of the actuarial valuation date.

               (iv The actuarial valuation date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

          (f For purposes of this Section 2.32, a Participant's "Present Value of Accrued Benefit," in the case of a defined benefit plan, shall be determined under the top heavy provisions of the applicable defined benefit plan.

          (g Notwithstanding any contrary provision, the top heavy rules described in this Section 2.32 shall be applied in accordance with Section 416 of the Code and applicable regulations.

     2.33 TRUST. "Trust" means the trust established by the Trustee under this Plan, consisting of contributions, and any increases or decreases in the value of the same. The Trustee may combine the trusts created under the plans of all employers designated by the Employer with respect to this Plan into a single trust for investment purposes.

     2.34 TRUSTEE. "Trustee" means the institution(s) or person(s) named in this Plan, or any successor.

                                                                             -13

     2.35 UNALLOCATED COMPANY STOCK SUSPENSE ACCOUNT. "Unallocated Company Stock Suspense Account" means an account or subaccount containing Company Stock acquired with the proceeds of an Exempt Loan and which has not been released from such account or subaccount and allocated to Participant's Company Stock Accounts.

     2.36 YEAR OF SERVICE. "Year of Service" means the periods specified in the Plan for purposes of measuring eligibility for participation [Section 3.01(b)] and vesting [Section 6.01(b)].

                                                                             -14

3. ELIGIBILITY AND PARTICIPATION
------------------------------------------------------------------------------

     3.1 ELIGIBILITY TO PARTICIPATE.

          (a Each Employee who has completed at least one (1) Year of Service and has attained age twenty-one (21) shall become a Participant as of the applicable Entry Date. The Entry Date for an Employee who completes all of the eligibility requirements during the initial eligibility period shall be the Employee's date of hire. The Entry Date for an Employee who completes the eligibility requirements subsequent to the initial eligibility period shall be the anniversary date of the Employee's date of hire in the Plan Year during which the Employee completed all of the eligibility requirements of this Plan.

          (b For purposes of determining initial eligibility, the term "Year of Service" means a twelve (12) consecutive month period during which an Employee completes at least 200 Hours of Service, measured from the date the Employee completes his first Hour of Service. The second and any subsequent Year of Service shall be a Plan Year during which the Employee completes at least 200 Hours of Service, measured from the first day of the Plan Year in which the first anniversary of the Employee's first Hour of Service occurs, regardless of whether the Employee is entitled to be credited with 200 Hours of Service during the initial eligibility computation period. An Employee who is credited with 200 Hours of Service in both the initial eligibility computation period and the first Plan Year which commences prior to the first anniversary of the Employee's initial eligibility computation period will be credited with two (2) Years of Service for purposes of eligibility. For purposes of determining eligibility, all service with the Employer, and with any Related Employer, shall be counted.

          (c Any Employee who was a Participant in the Prior Plan on the day before the Effective Date of this Plan shall continue as a Participant in the Plan.

          (d If a Participant's employment is not terminated, but the Participant ceases to be a member of a class or unit of Employees covered by this Plan, as provided under Sections 2.15 and 3.01(a), then for any Plan Year that such a Participant is not a member of the covered class or unit, the Participant shall not share in the allocation of Contributions and Forfeitures except to the extent of the Compensation paid for his services as a member of the covered class or unit (assuming that the Participant otherwise satisfies the applicable allocation requirements). However, if a Participant returns to the eligible class or unit of employees, he will resume participation as of the date he rejoins the eligible class or unit. If an Employee who is not a Participant becomes a member of a class or unit of Employees covered by this Plan, he shall participate in the Plan immediately if he has otherwise satisfied all of the conditions of Section 3.01 and would have been a member of the covered class or unit during his period of service with the Employer.

     3.2 REEMPLOYMENT BEFORE BREAK IN SERVICE. If an Employee's employment with the Employer terminates and he is subsequently reemployed before he incurs a one-year Break in Service, his Years of Service and his employment will not be deemed to have been interrupted

                                                                              -1
during such year and, if he was a Participant in the Plan (or otherwise satisfied the requirements for participation specified in Section 3.01 of the
Plan), he will remain (or become) a Participant immediately upon his reemployment by the Employer. If he was not a Participant in the Plan but otherwise satisfied the requirements for participation specified in Section 3.01 of the Plan, he will become a Participant on the later of the date he would have entered the Plan had he not terminated employment or upon his reemployment.

     3.3 REEMPLOYMENT AFTER BREAK IN SERVICE. If a Participant completes a one-year Break in Service and is subsequently reemployed by the Employer, the former Participant shall be considered a new Employee, for eligibility purposes, and shall be required to complete the requirements specified in Section 3.01 of the Plan [provided the service requirement in Section 3.01 does not exceed one
(1) Year of Service] to become a Participant. A Participant who completes the eligibility requirements in accordance with this provision shall again become a Participant as of the date of his reemployment (i.e., the date upon which he completed his first Hour of Service following his Break in Service) by the Employer.

     3.4 DETERMINATION OF ELIGIBILITY. The Employer's records with respect to an Employee's or Participant's employment, Hours of Service, Years of Service, Breaks in Service, termination of employment, reemployment, leaves of absence, and Compensation will be conclusive as to all persons, unless demonstrated to the Employer's satisfaction to be incorrect. All doubtful cases of eligibility to participate in this Plan shall be resolved by the Advisory Committee, whose determination in such cases shall be conclusive and binding upon all persons, except as otherwise provided by law. Any individual deemed to be an Employee of the Employer by reason of any law unless such individual is otherwise determined to be an eligible Employee by the Employer, shall nevertheless be excluded from participation in the Plan.

     3.5 EXCLUSION OF ELIGIBLE EMPLOYEE. If, in any Plan Year, any Employee who should be included as a Participant in the Plan is erroneously excluded, and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution, (if necessary after the application of available Forfeitures, if any,) so that the omitted Employee receives the same amount which the Employee would have received had he not been omitted.

     3.6 INCLUSION OF INELIGIBLE EMPLOYEE. If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included, and discovery of that incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person, but the amount erroneously contributed will be applied as a Forfeiture for the Plan Year in which the error is discovered.

     3.7 ELECTION NOT TO PARTICIPATE. An Employee who is otherwise eligible to participate in the Plan may make a one-time irrevocable election not to participate. The Employee's election must be in writing, and must be delivered to the Plan Administrator on or before the date the Employee

                                                                              -2
first becomes eligible to participate in the Plan. The Plan Administrator will furnish any form required to make an election under this Section 3.07.

     3.8 PARTICIPATION OF OWNER-EMPLOYEES. Notwithstanding any other provision of this Plan, no Owner-Employee shall become a Participant under this Plan if such Owner-Employee, either alone or in conjunction with one or more other Owner-Employees: (i) controls an unincorporated trade, business, or practice other than the trade, business, or practice of the Employer, unless the Employees of such other trade, business, or practice are included under a plan which meets the requirements of Sections 401(a) and (d) of the Code and which provides contributions and benefits which are not less favorable than the contributions and benefits provided for Owner-Employees under this Plan; (ii) controls both the trade, business, or practice of the Employer, and one or more other unincorporated trades, businesses, or practices, unless plans are established with respect to such other unincorporated trades, business, or practices and such plans and this Plan, in combination, would form a single plan which meets the requirements of Sections 401(a) and (d) of the Code; or (iii) controls the trade, business or practice of the Employer, unless this Plan provides contributions and benefits which are not less favorable than those provided by any other plans under which such Owner-Employee is covered as an Owner-Employee. If an Employee is covered as an Owner-Employee under the plans of two or more trades, businesses or practices which are not controlled, and the Employee controls a trade, business or practice, then the contributions or benefits of the Employees under the plan of the trades, businesses or practices which are controlled must be as favorable as those provided for the Employee under the most favorable plan of the trade, business or practice which is not controlled. For purposes of these limitations, an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade, business, or practice if the Owner-Employee, or two or more Owner-Employees together:

          (a own the entire interest in an unincorporated trade, business, or practice; or

          (b in the case of a partnership, own more than fifty percent (50%) of either a capital or profit interest in the partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence. In the event an Owner-Employee becomes a Participant and, thereafter, at any time fails to meet the requirements of this Section 3.08, that person shall cease to be a Participant for all purposes under this Plan until such time as he again satisfies the limitations under this Section.

                                                                              -3

4. CONTRIBUTIONS
------------------------------------------------------------------------------

     4.1  EMPLOYER CONTRIBUTIONS.

          (a The Employer may make a contribution to the Plan for any Plan Year in an amount determined by the Employer in its sole discretion.

          (b The Employer's Contribution(s), if any, may consist of cash, "qualifying employer securities" or "qualifying employer real property" [as defined in Section 407(d) of ERISA], or of any other property acceptable to the Trustee. Employer Contributions in cash and other cash received by the Trust shall first be applied to pay any Current Obligations of the Trust.

          (c The Employer may make Contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within the Plan Year.

          (d The Employer's total Contribution(s) for any Plan Year shall not exceed the maximum deductible amount for the Employer's corresponding taxable year as determined under Section 404 of the Code.

     4.2 PAYMENTS. All Contributions shall be deposited with the Trust, and may be made on any date or dates selected by the Employer; provided, however, that the total annual Contribution(s) for each Plan Year shall be paid on or before the date on which the Employer is required to file its federal income tax return for the corresponding taxable year of the Employer, including any extensions.

     4.3 NO RESPONSIBILITY FOR COLLECTION OR VERIFICATION. Neither the Trustee nor any other party with respect to the Trust, shall have responsibility or obligation to collect any Contribution under the Plan, or to verify the correctness of the amount of any Contribution under the Plan.

     4.4 TOP HEAVY MINIMUM CONTRIBUTION.

          (a If this Plan is a Top Heavy Plan, the Employer shall make a Minimum Top Heavy Contribution, if any [as described in Section 4.04(b)], on behalf of each Participant who is a Non-Key Employee and who is employed by the Employer on the Anniversary Date. For purposes of this Section 4.04, a Non-Key Employee Participant includes any Employee otherwise eligible to participate in the Plan but who is not entitled to receive an allocation of the Employer's Contribution for any Plan Year because of (i) the Participant's failure to complete any minimum Hours of Service, or (ii) Compensation less than a stated amount.

          (b If the Employer contribution rate for the Key Employee with the highest contribution rate is less than three percent (3%), the Minimum Top Heavy Contribution for Non-Key Employees shall be equal to the highest contribution rate attributable to the Key Employee. The "contribution rate" is the sum of Employer contributions (not including Employer contributions to

                                                                              -1

Social Security) and Forfeitures allocated to the Participant's Account for the Plan Year, divided by his Compensation for the Plan Year. To determine the contribution rate, the Advisory Committee shall consider all qualified defined contribution plans maintained by the Employer as a single plan. [Notwithstanding the preceding provisions of this Section 4.04, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the anti-discrimination rules of Section 401(a)(4) of the Code, or the coverage rules of Section 410 (or another plan benefiting the Key Employee so depends on the defined benefit plan), the Minimum Top Heavy Contribution for a Non-Key Employee is three percent (3%) of his Compensation regardless of the contribution rate for any Key Employee.]

          (c If the contribution rate for the Plan Year with respect to any Non-Key Employee(s) described in this Section 4.04 is less than the Minimum Top Heavy Contribution, the Employer will increase its contribution for the Non-Key Employee to the extent necessary to equal the Minimum Top Heavy Contribution.

          (d For purposes of this Section 4.04, the term "Compensation" shall have the meaning defined in Section 5.08(a)(iii).

          (e Notwithstanding the provisions of Section 5.03, any Minimum Top Heavy Contribution made under this Section 4.04 shall be allocated to the Accounts of eligible Participants in the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year, without any reduction on account of integration with Social Security.

          (f In lieu of the Minimum Top Heavy Contribution requirements of this Section 4.04(a)-(e), if a Non-Key Employee participates in this Plan and a defined benefit pension plan included in a Required Aggregation Group which is Top Heavy, a minimum allocation of five percent (5%) of Compensation shall be provided under this Plan.

                                                                              -2

5. ALLOCATIONS TO ACCOUNTS
------------------------------------------------------------------------------

     5.1 PARTICIPANTS' ACCOUNTS. An Account shall be maintained in the name of each Participant, reflecting his share of Employer Contributions and Forfeitures, if any, under the Plan, together with the earnings, losses, appreciation, and depreciation attributable to such amounts. Each Participant's Account may consist of a Company Stock Account and Other Investments Account as well as such other accounts or subaccounts the Plan Administrator and/or the Trustee, in their discretion, decide to maintain. Unless the context indicates otherwise, the term "Account," as used in this Plan, shall include all accounts (and subaccounts) maintained for a Participant. Each such Account shall be valued and adjusted, as provided in this Article 5, to reflect any withdrawals and distributions and any appreciation and depreciation in the value of the assets credited to the Account. The maintenance and establishment of separate Accounts for each Participant shall not be construed as giving any person an interest in any specific assets of the Trust, the whole of which, for investment purposes, shall be administered as a single fund except to the extent otherwise provided in this Plan.

     5.2 DATE(S) FOR CREDITING CONTRIBUTIONS. For purposes of valuations and adjustments made pursuant to this Article 5, Contributions to the Plan shall be credited as of the last day of the Plan Year for which the Contributions are made, or on such other, more frequent, dates as may be specified by the Plan Administrator.

     5.3 ALLOCATION OF EMPLOYER CONTRIBUTIONS.

          (a All Participants employed by the Employer during a Plan Year (but excluding Participants who fail to complete 200 Hours of Service during the Plan Year, or whose employment was terminated during but prior to the last day of the Plan Year for a reason other than retirement at or after the Early or Normal Retirement Date, Disability, or death) shall be eligible to share in the allocation of Contributions, if any, for the Plan Year. Subject to the Minimum Top Heavy Contribution rules under Section 4.04, and the limitations on annual additions and benefits specified in Section 5.08, Contributions, if any, shall be allocated as of the relevant date(s) to the Accounts of eligible Participants as of such dates in the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

          (b The Company Stock Account of each Participant shall be credited for each Plan Year, within the time period set forth in Section 5.02, with Forfeitures of Company Stock and the Participant's allocable share, if any, of Company Stock (including fractional shares) purchased and paid for by the Plan or contributed in kind by the Employer. Stock dividends on Company Stock held in his Company Stock Account shall be credited to his Company Stock Account when paid. Cash dividends on Company Stock held in his Company Stock Account shall, in the sole discretion of the Plan Administrator, either be credited to his Other Investments Account when paid or be used to repay an Exempt Loan; provided, however, that when cash dividends are used to repay an Exempt Loan, Company Stock shall be released from the Unallocated Company Stock Suspense Account and allocated to the Participant's Company Stock Account pursuant to
Section 5.03(d) and, provided, further, that Company Stock allocated to the Participant's Company Stock Account shall

                                                                              -1
have a fair market value not less than the amount of cash dividends which would have been allocated to such Participant's Other Investments Account for the Plan Year.

          Company Stock acquired by the Plan with the proceeds of an Exempt Loan shall only be allocated to each Participant's Company Stock Account upon release from the Unallocated Company Stock Suspense Account as provided in Section 5.03(d) herein. Company Stock acquired with the proceeds of an Exempt Loan shall be an asset of the Trust Fund and maintained in the Unallocated Company Stock Suspense Account.

          (c As of each Anniversary Date or other valuation date, allocation of Employer Contributions and Forfeitures, any earnings or losses (net appreciation or net depreciation) of the Trust shall be allocated in the same proportion that each Participant's nonsegregated accounts (other than each Participant's Company Stock Account) bear to the total of all Participants' nonsegregated accounts (other than Participants' Company Stock Accounts) as of such date.

          Earnings or losses do not include the interest paid under any installment contract for the purchase of Company Stock by the Trust or on any loan used by the Trust to purchase Company Stock, nor does it include income received by the Trust with respect to Company Stock acquired with the proceeds of an Exempt Loan; all income received by the Trust from Company Stock acquired with the proceeds of an Exempt Loan may, at the discretion of the Plan Administrator, be used to repay such loan.

          (d All Company Stock acquired by the Plan with the proceeds of an Exempt Loan must be added to and maintained in the Unallocated Company Stock Suspense Account. Such Company Stock shall be released and withdrawn from that account as if all Company Stock in that account were encumbered. For each Plan Year during the duration of the loan, the number of shares of Company Stock released shall equal the number of encumbered shares held immediately before release for the current Plan Year multiplied by a fraction, the numerator of which is the amount of principal and interest paid for the Plan Year and the denominator of which is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. As of each Anniversary Date, the Plan must consistently allocate to each Participant's Account, in the same manner as Employer discretionary contributions pursuant to Section 4.01(a) are allocated, non-monetary units (shares and fractional shares of Company Stock) representing each Participant's interest in Company Stock withdrawn from the Unallocated Company Stock Suspense Account. However, Company Stock released from the Unallocated Company Stock Suspense Account with cash dividends pursuant to
Section 5.03(a) shall be allocated to each Participant's Company Stock Account in the same proportion that each such Participant's number of shares of Company Stock sharing in such cash dividends bears to the total number of shares of all Participants' Company Stock sharing in such cash dividends. Income earned with respect to Company Stock in the Unallocated Company Stock Suspense Account shall be used, at the discretion of the Plan Administrator, to repay the Exempt Loan used to purchase such Company Stock. Company Stock released from the Unallocated Company Stock Suspense Account with such income, and any income which is not so used, shall be allocated as of each valuation date in the same proportion that each Participant's nonsegregated accounts after the allocation of any earnings or losses pursuant to Section 5.03(b) bear to the total

                                                                              -2
of all Participants' nonsegregated accounts after the allocation of any earnings or losses pursuant to Section 5.03(b).

          (e If the allocations of Contributions for a Plan Year under Section 5.03(a) are insufficient to satisfy the minimum coverage requirements under
Section 410(b) of the Code, the Plan Administrator shall determine the number of additional Participants who must receive an allocation of Contributions for purposes of complying with Section 410(b) of the Code and shall list, in ascending order by Compensation, all Participants who completed at least one (1) Hour of Service and who did not receive an allocation under Section 5.03(a). Some or all of the listed Participants, beginning with the Participant with the least Compensation, and then in ascending order, shall be eligible to share in the allocation of Contributions until the total allocations of Contributions satisfy the coverage requirements under Section 410(b) of the Code.

     5.4 VALUATION AND ADJUSTMENT OF ACCOUNTS. Accounts may be valued and adjusted on an annual or more frequent (including daily) basis, in accordance with such rules and procedures as may be established by the Plan Administrator, and applied in a uniform and nondiscriminatory manner.

     5.5 METHOD OF VALUATION. Valuations must be made in good faith and based on all relevant factors for determining the fair market value of securities. In the case of a transaction between the Plan and a Disqualified Person, value must be determined as of the date of the transaction. For all other Plan purposes, value must be determined as of the most recent "valuation date" under the Plan. An independent appraisal will not in itself be a good faith determination of value in the case of a transaction between the Plan and a Disqualified Person. However, in other cases, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction will be deemed to be a good faith determination of value. Company Stock not readily tradeable on an established securities market shall be valued by an independent appraiser meeting requirements similar to those prescribed under Code Section 170(a)(1) and the applicable regulations promulgated thereunder.

     5.6 APPLICATION OF FORFEITURES. Any Forfeitures arising under Sections 6.01 and 6.02 of the Plan since the last Anniversary Date will be allocated in the following order: (i) to correct administrative errors, if any; (ii) to reinstate previously forfeited account balances of former Participants, if any, in accordance with Section 6.04(b)(iv)(C); and (iii) allocated in accordance with
Section 5.03(a) in the same manner and form as an Employer Contribution.

     5.7 CHARGING OF DISTRIBUTIONS. All payments or distributions made to a Participant or Beneficiary shall be charged to his Accounts when made. The Plan Administrator shall determine which of the Participant's Accounts shall be so charged.

     5.8 LIMITATIONS ON ANNUAL ADDITIONS AND BENEFITS.

                                                                              -3

          (a For the purposes of this Section 5.08, the following terms shall have the definitions set forth below:

               (i) Allocation Date. "Allocation Date" means the date with respect to which all or a portion of the Contributions or Forfeitures are allocated to Participants' Accounts.
               (ii) Annual Additions. "Annual Additions" means the sum of the following amounts, if any, credited to a Participant's Accounts for the Limitation Year:

                     (A)  Employer Contribution;

                     (B)  Forfeitures;

                     (C) Employee Contributions (as determined under Section 415(c)(2) of the Code); and

                     (D) Amounts allocated after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, which is part of a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, will be considered Annual Additions to a Defined Contribution Plan.

     For purposes of this Section 5.08, any Excess Amount applied under this
Section 5.08 in any Limitation Year to reduce Employer Contributions will be included in Annual Additions for such Limitation Year.

               (iii) Compensation. "Compensation" means a Participant's earned income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions, compensation for services on the basis of a percentage of profits, tips and bonuses). The term "Compensation" shall not include:

                     (A) Employer contributions, to a plan of deferred compensation, to the extent the contributions are not included in the gross income of the Employee for the taxable year in which the contributions are made; Employer contributions on behalf of an Employee, through a salary

                                                                              -4
                          reduction arrangement, to a cash or deferred plan described in Section 401(k) of the Code or a tax-deferred annuity described in Section 403(b) of the Code, or to a simplified employee pension plan described in Section 408(k) of the Code, to the extent such contributions are deductible by the Employee under Section 219(b)(2) of the Code; and any distributions from a plan of deferred compensation, regardless of whether such amounts are includable in the gross income of the Employee when distributed;

                     (B) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                     (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                     (D) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Employee).

                     The provisions of this paragraph (iii) shall apply solely to this Section 5.08. Amounts included as Compensation under this paragraph (iii) are those amounts actually paid to a Participant or includable in his gross income within the Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a Defined Contribution Plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Internal Revenue
                     Code) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 414(q) of the
                     Code) and Contributions made on behalf of such Participant are nonforfeitable when made.

               (iv) Defined Benefit Fraction. "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser

                                                                              -5
                      of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or one hundred forty percent (140%) of the Participant's highest average compensation, including any adjustments under Section 415(b) of the Code. For purposes of this Section, the term "highest average compensation" shall mean the average Compensation for the three consecutive Years of Service that produces the highest average.

                      Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plans individually and in the aggregate satisfied the requirements of Section 415 of the Code, for all Limitation Years beginning before January 1, 1987.

               (v) Defined Benefit Plan."Defined Benefit Plan" means a retirement plan which does not provide for individual accounts for Employer contributions. All Defined Benefit Plans (whether or not terminated) maintained by the Employer shall be treated as a single plan.

               (vi) Defined Contribution Fraction."Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's accounts under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible voluntary contributions to this and all other Defined Contribution Plans and all Defined Benefit Plans, whether or not terminated, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in
                      Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The Maximum Aggregate Amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code, or thirty-five percent (35%) of the Participant's Compensation for such year.

                                                                              -6

                      Notwithstanding the above, if the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 5, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed one (1.0) under the terms of this Plan. Under the adjustment, an amount equal to the product of
                      (A) the excess of the sum of the fractions over one (1.0) times (B) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee Contributions as Annual Additions.

               (vii) Defined Contribution Plan. "Defined Contribution Plan" means a retirement plan which provides for individual accounts for employee contributions, and includes an employee stock ownership plan that satisfies the requirements of Section 301(d) of the Tax Reduction Act of 1975. All Defined Contribution Plans (whether or not terminated) maintained by the Employer shall be treated as a single plan. For purposes of the limitations of this
                      Section 5.08 only, employee contributions made to a Defined Benefit Plan maintained by the Employer shall be treated as a Defined Contribution Plan.

               (viii) Employer. For purposes of this Section 5.08, "Employer"
                      means the Employer that adopts this Plan, and all members of a controlled group of corporations [as defined in
                      Section 414(b) of the Code, as modified by Section 415(h)], all commonly controlled trades or businesses [as defined in Section 414(c) of the Code, as modified by
                      Section 415(h)] or an affiliated service group [as defined in Section 414(m) of the Code] of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under
                      Section 414(o) of the Code.

               (ix) Excess Amount."Excess Amount" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                                                                              -7

               (x) Limitation Year."Limitation Year" means the Plan Year or other 12 consecutive month period specified by the Employer in Section 2.30 of the Plan. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

               (xi) Maximum Permissible Amount."Maximum Permissible Amount" means the maximum annual addition that may be contributed or allocated to a Participant's Accounts under the Plan for any Limitation Year and shall not exceed the lesser of:

                      (A)  Thirty Thousand Dollars ($30,000), or

                      (B) Twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

                      The compensation limitation referred to in (B) shall not apply for any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the
                      Code) which is otherwise treated as an annual addition under Section 415(l)(1) or Section 419A(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different Limitation Year, the Maximum Permissible Amount will not exceed the lesser of (A) $30,000.00 multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is 12, or (B) 25% of the Participant's Compensation for the short Limitation Year. The dollar limitations of this
                      Section 5.08 shall be automatically adjusted as of the first day of the calendar year for any year for which the Commissioner of Internal Revenue publishes an adjustment. The adjusted limitations, if any, shall apply to the Limitation Year ending with or within the calendar year for which the Commissioner of Internal Revenue makes the adjustment.

               (xii) Projected Annual Benefit."Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity, if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the Plan assuming:

                      (A) the Participant will continue employment until the Normal Retirement Date under the Plan (or current age, if later), and

                                                                              -8

                      (B) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

          (b)  (i)    If the Participant does not participate in, and has never
                      participated in another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Section
                      419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section
                      415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section
                      5.08(a)(ii), the amount of Annual Additions which may be credited to the Participant's Accounts for any Limitation
                      Year will not exceed the lesser of the Maximum Permissible
                      Amount or any other limitation contained in this Plan. If any amount that would otherwise be contributed or allocated to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible
                      Amount. Prior to determining the Participant's actual
                      Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible
                      Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

               (ii) If pursuant to (i) above or as a result of the allocation of Forfeitures, there is an excess amount, the excess will be disposed of as follows:

                      (A) If the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Accounts plus applicable earnings, if any, will be used to reduce Employer Contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

                      (B) If, after the application of paragraph (A), an Excess Amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the Excess Amount, plus applicable earnings, if any, will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions (including the allocation of any Forfeitures) for all remaining

                                                                              -9

                           Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                      (C) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Participant contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

          (c)  (i)    This subsection applies if, in addition to this Plan, the
                      Participant is covered under a qualified master or prototype Defined Contribution Plan maintained by the Employer, a welfare benefit fund, as defined in Section
                      419(e) of the Code maintained by the Employer, or an individual medical account, as defined in Section
                      415(l)(2) of the Code maintained by the Employer, or an individual medical account, as defined in Section
                      415(l)(2) of the Code, maintained by the Employer, which provides an Annual Addition as defined in Section
                      5.08(a)(ii) during any Limitation Year. The Annual
                      Additions which may be credited to a Participant's account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans and welfare benefit funds for the same
                      Limitation Year. If the Annual Additions with respect to the Participant under other Defined Contribution Plans and welfare benefit funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer
                      Contribution that would otherwise be contributed or allocated to the Participant's Accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual
                      Additions with respect to the Participant under such other
                      Defined Contribution Plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum
                      Permissible Amount, no amount will be contributed or allocated to the Participant's Accounts under this Plan for the Limitation Year. Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section
                      (b)(i) above. As soon as is administratively feasible after the end of the Limitation Year, the Maximum
                      Permissible Amount for the Limitation

                                                                             -10

                      Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

               (ii) If, pursuant to (i) above or as a result of the allocation of Forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual Allocation Date.

               (iii) If an Excess Amount was allocated to a Participant on an Allocation Date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of,

                     (A) the total Excess Amount allocated as of such date,
                         times

                     (B) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype Defined Contribution Plans.

               (iv) Any Excess Amount attributed to this Plan will be disposed of in the manner described in subsection (b)(ii) above.

          (d) If the Participant is covered under another qualified Defined Contribution Plan maintained by the Employer, which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Accounts under this Plan for any Limitation Year will be limited in accordance with Subsections
(c)(i) through (iv) as though the other plan were a master or prototype plan.

          (e) If the Employer maintains, or at any time maintained, a qualified Defined Benefit Plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed one (1.0) in any Limitation Year. If, in any Limitation Year the sum of the Defined Benefit Fraction and the Defined Contribution Fraction on behalf of a Participant does exceed one (1.0), then the Employer shall reduce its contribution on behalf of such Participant to reduce the annual additions on behalf of such Participant under this Plan to the extent necessary to prevent the sum of the Defined Contribution Fraction and the Defined Benefit Fraction from exceeding one (1.0).

          (f) If, during any Limitation Year, a Participant is a participant in both a Defined Contribution Plan and a Defined Benefit Plan which are a part of a Top Heavy Group, the limitations

                                                                             -11
of this Section 5.08 shall be applied to such Participant by substituting "100%" for "125%" each place it appears in Subsection (a).

     The above limitation shall not apply if, for any Plan Year in which the Top Heavy ratio determined under Section 2.32 of the Plan does not exceed 90%, the minimum Top Heavy contribution set forth in Section 4.04 of the Plan for each Non-Key Employee who is a Participant only in this Plan is increased to four percent rather than three percent of Compensation as described in Section 4.04 of the Plan, or the minimum Top Heavy contribution for each Non-Key Employee who is a Participant in both this Plan and the Defined Benefit Plan is increased to seven and one-half percent rather than five percent as described in Section 4.04.

          (g) Notwithstanding anything contained in this Section 5.08 to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Section 415 of the Code and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

     5.9  TRANSACTIONS INVOLVING COMPANY STOCK.

          (a) No portion of the Trust attributable to (or allocable in lieu of) Company Stock acquired by the Plan in a sale to which Code Section 1042 applies may accrue or be allocated directly or indirectly under any plan maintained by the Employer meeting the requirements of Code Section 401(a):

               (i)   during the "Nonallocation Period," for the benefit of

                     (A) any taxpayer who makes an election under Code Section 1042(a) with respect to Company Stock,

                     (B) any individual who is related to the taxpayer (within the meaning of Code Section 267(b)), or

               (ii) for the benefit of any other person who owns (after application of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than twenty-five percent (25%) of

                     (A) any class of outstanding stock of the Employer or Related Employer which issued such Company Stock, or

                     (B) the total value of any class of outstanding stock of the Employer or Related Employer.

          (b) Except, however, subparagraph (a)(1)(ii) above shall not apply to lineal descendants of the taxpayer, provided that the aggregate amount allocated to the benefit of all such lineal descendants during the "Nonallocation Period" does not exceed more than five percent (5%)

                                                                             -12
of the Company Stock (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 is applied.

          (c) A person shall be treated as failing to meet the stock ownership limitation under paragraph (a)(2) above if such person fails such limitation:

               (i) at any time during the one year period ending on the date of sale of Company Stock to the Plan, or

               (ii) on the date as of which Company Stock is allocated to Participants in the Plan.

          (d) For purposes of this Section, "Nonallocation Period" means the period beginning on the date of the sale of the Company Stock and ending on the later of:

               (i) the date which is ten (10) years after the date of sale, or

               (ii) the date of the Plan allocation attributable to the final payment of the Exempt Loan incurred in connection with such sale.

                                                                             -13

6.   VESTING, DISTRIBUTIONS AND WITHDRAWALS
--------------------------------------------------------------------------------


      6.1 VESTING.

            (a) The interest of each Participant in his Account shall vest and become nonforfeitable up to a maximum of 100%, as follows:

                  (i)   Pursuant to the following vesting schedule:

                                     Years of Service       Vesting Percentage
                         =====================================================
                         Less than 3                                 0%

                         3 but less than 4                          20%

                         4 but less than 5                          40%

                         5 but less than 6                          60%

                         6 but less than 7                          80%

                         7 or more                                 100%


                  (ii) 100% when the Participant reaches the Early or Normal Retirement Age while employed by the Employer.

                  (iii) 100% upon termination of employment as a result of the
                        Participant's death or Disability.

            (b) For the purposes of determining a Participant's vested interest under the Plan, the term 'Year of Service' means the completion of at least 200 Hours of Service by a Participant during a Plan Year. For purposes of determining vesting, all of a Participant's Years of Service with the Employer [excluding years prior to the initial Effective Date of the Plan and years prior to the year in which the Participant attained age eighteen (18)] shall be counted. For purposes of determining vesting, Service with Adopting Employers prior to the effective date of their adoption of the Plan and Service with predecessors and Related Employers shall not be counted unless otherwise specified in Schedule A hereto, which may be amended from time to time by the Employer, or in a separate adoption agreement executed by the Employer.

            (c) If a Participant completes a one-year Break in Service he shall, upon subsequent re-employment by the Employer, be required to resatisfy the participation requirements of Section 3.01 of the Plan [provided the service requirement in Section 3.01 does not exceed one (1) Year of Service] before he is eligible to receive vesting credit for any Years of Service prior to his Break in Service. Once an Employee has again satisfied the requirements for participation in the Plan, Years of Service before the Break shall be taken into account for vesting purposes subject to the following


                                                                              -1
provisions. In the case of a Participant who has five (5) or more consecutive one (1) year Breaks in Service, all service after such Breaks in Service shall not be counted for purposes of determining such Participant's vested interest in his Account which accrued prior to his Breaks in Service. Such Participant's pre-break service will count in vesting the post-break Account only if either:

                  (i) such Participant has any nonforfeitable interest in his Account at the time of separation from service; or

                  (ii) upon returning to service the number of consecutive 1-year Breaks in Service is less than the number of his pre-break Years of Service.

            Separate accounts will be maintained for the Participant's pre-break and post-break portions of the Participant's Account.

            In the case of a Participant who does not have five (5) consecutive one (1) year Breaks in Service, both the pre-break and post-break service shall be aggregated in determining both the pre-break and post-break portions of the Participant's Account.

            (d) For any Plan Year for which the Plan is a Top Heavy Plan, and for all subsequent Plan Years, a Participant's vested percentage in his Accounts (including benefits accrued before the effective date of Section 416 of the Code and before the Plan became a Top Heavy Plan) shall be determined under the following schedule:

                  Years of Service       Vesting Percentage
               ===============================================
               Less than 2                            0%

               2 but less than 3                     20%

               3 but less than 4                     40%

               4 but less than 5                     60%

               5 but less than 6                     80%

               6 or more                            100%


            The provisions of this Section 6.01(d) shall apply to all Participants who earn at least one (1) Hour of Service in any Plan Year in which the Plan is a Top Heavy Plan. The implementation of a shorter vesting schedule under this Section 6.01(d) shall be deemed to be an amendment to the Plan's vesting schedule, to which the provisions of Section 6.01(e) apply.

            (e) If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least three Years of Service with the Employer may elect to have the vested (nonforfeitable) percentage of his Accounts computed under the Plan without regard to the amend-


                                                                              -2
ment. The Participant must file his election with the Plan Administrator within 60 days of the latest of (i) the Employer's adoption of the amendment; (ii) the effective date of the amendment; or (iii) his receipt of a copy of the amendment. The Plan Administrator will communicate the change to the vesting schedule to all affected Participants, together with an explanation of the amendment, its effect, and the manner in which the Participant can elect to remain under the pre-amendment vesting schedule. For purposes of this Section 6.01, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the nonforfeitable percentage of a Participant's Accounts. Further, if the Plan is amended, in the case of an Employee who is a Participant as of the later of the date the amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of the relevant date) of the Employee's Accounts will not be less than his percentage computed under the Plan without regard to such amendment.

            (f) The vested percentage of any Participant covered under the provisions of the Prior Plan shall not be less than the vested percentage the Participant would have had if the provisions of the Prior Plan had continued without change.

      6.2 FORFEITURES. That portion of a Participant's Accounts, if any, which is not fully vested in accordance with Section 6.01, shall be a "Forfeiture," and shall be applied in accordance with the provisions of Section 5.06 on the earlier of:

            (a) the date the Participant's entire vested Accounts are distributed following termination of employment with the Employer; or

            (b) the last day of the Plan Year in which the Participant incurs five consecutive One Year Breaks in Service.

If a portion of a Participant's Account is forfeited, Company Stock allocated to the Participant's Company Stock Account must be forfeited only after the Participant's Other Investment Accounts and any other subaccounts have been depleted. If interest in more than one class of Company Stock has been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class.

      6.3 PAYMENTS TO PARTICIPANTS AND BENEFICIARIES.

            (a) Within the time periods specified in Section 6.04, and after a Participant's (i) retirement on or after the Early or Normal Retirement Date,
(ii) death, (iii) termination of employment with the Employer, or (iv) termination of employment due to Disability, the Participant's vested interest in his Accounts shall be valued and adjusted as of the most recent periodic valuation date (as defined in Section 5.04) to reflect the changes, if any, in the net fair market value of the Trust Fund. If the Participant became a Participant in the Plan on or after the Effective Date, the Participant's vested interest in his Account, as valued and adjusted, shall be distributed to the Participant or, in the event of his death, to his Beneficiary, in the form of a single lump sum distribution of Company Stock (except that a Participant who receives a fifty percent (50%) distribution pursuant to Section 6.04(b)(ii) or
(iii) may elect to receive such distribution in the form of Company Stock


                                                                              -3
or cash). If the Participant was a participant in the Prior Plan prior to the Effective Date of this Plan, his vested interest in his Accounts, as valued and adjusted, shall be distributed to the Participant or, in the event of his death, to his Beneficiary, in accordance with Section 6.03(b).

            (b) Any Participant who was a participant in the Prior Plan prior to the Effective Date of this Plan may elect to receive his distribution in the form of cash or Company stock and in one or more of the following methods:

                  (i) one or two lump-sum payments provided that, if the Participant is receiving a distribution for reasons other than his death, disability, or attainment of the Early or Normal Retirement Age while employed, the total lump sum payments made during the three (3) year period beginning on the date the Participant first becomes eligible for a distribution (other than an in-service distribution under Section 6.07 or a distribution made pursuant to Section 8.02(a)) together with all prior in-service distributions taken by the Participant, does not exceed fifty percent (50%) of the sum of the Participant's vested Account balance plus the amount of all such prior in-service distributions made pursuant to
                        Section 6.07, or

                  (ii) payments over a period certain in monthly, quarterly, semiannual, or annual installments in accordance with the following rules:

                        (A) The period over which such payment is to be made shall be established so that the amount distributed during the three (3) years immediately following the commencement of distributions does not exceed fifty percent (50%) of the sum of the Participant's vested Account balance as of the date on which the distribution commences plus the amount, if any, of previous distributions to the Participant as an in-service distribution pursuant to Section 6.07. The period over which payment is to be made shall not extend beyond the earlier of the Participant's life expectancy (or the life expectancy of the Participant and his designated beneficiary) or the limited distribution period provided for in (B) below.

                        (B) Unless the Participant elects in writing a longer distribution period, distributions to a Participant or his Beneficiary attributable to Company Stock shall be in substantially equal monthly, quarterly, semiannual, or annual installments over a period not longer than five
                              (5) years. In the case of a Participant with an account balance attributable to Company Stock in excess of Five Hundred Thousand Dollars ($500,000.00), the five (5) year period shall extend one (1) additional year (but not more than five (5) additional years) for each One Hundred Thousand Dollars ($100,000.00) or fraction thereof by which such balance exceeds Five Hundred Thousand


                                                                              -4

                              Dollars ($500,000.00). The dollar limitations shall be adjusted at the same time and manner as provided in Code Section 415(d).

            (c) The Participant or, if applicable, Beneficiary shall always have the right to demand that any distribution (other than Company Stock reinvested pursuant to Section 8.02(a)) be made in the form of Company Stock; provided, however, that if the Employer's charter or by-laws restrict stock ownership of substantially all of Company Stock to Employees and the Trust, as described in Code Section 409(h)(2), the Administrator shall distribute a Participant's Account entirely in cash without granting the Participant the right to demand distribution in shares of Company Stock.

            (d) Distributions made in the form of Company Stock will be made in whole shares or other units of Company Stock. If the Company Stock available for distribution was acquired with an Exempt Loan and consists of more than one class of stock, the Participant shall receive substantially the same proportion of each such class of stock. Any balance in a Participant's Other Investments Account or other subaccounts will be applied to acquire for distribution the maximum number of whole shares or other units of Company Stock at the then fair market value. Any fractional unit value unexpended will be distributed in cash. If Company Stock is not available for purchase by the Trustee, the Trustee shall hold such balance until Company Stock is acquired and then make such distribution, subject to Section 6.04(d).

            (e) Except as otherwise provided herein, Company Stock distributed by the Trustee may be restricted as to sale or transfer by the by-laws or articles of incorporation of the Employer, provided restrictions are applicable to all Company Stock of the same class. If a Participant is required to offer the sale of his Company Stock to the Employer before offering to sell his Company Stock to a third party, in no event may the Employer pay a price less than that offered to the distributee by another potential buyer making a bona fide offer and in no event shall the Trustee pay a price less than the fair market value of the Company Stock.

      6.4 WHEN PAYMENTS ARE MADE.

            (a) In the case of a Participant who retires on or after the Early or Normal Retirement Date, or whose employment is terminated by death or Disability, payment of the Participant's Accounts shall be made not later than (unless the Participant otherwise elects) 60 days following the end of the Plan Year in which the Participant terminates his employment with the Employer. Notwithstanding any contrary provision, a Participant may not elect to defer receipt of benefits to an extent that he creates a death benefit that is more than incidental.

            (b) In the case of a Participant who terminates his employment with the Employer other than for death, Disability or retirement on or after the Early or Normal Retirement Date:

                  (i) Payment of the Participant's vested interest in his Accounts shall be made on the occurrence of an event which would have resulted in a distribution had the Participant remained employed with the Employer (e.g., the


                                                                              -5

                        Participant's death, Disability, or retirement on or after the Early or Normal Retirement Date);

                  (ii) Notwithstanding (i) above, at the election of any Participant who became a Participant on or after the Effective Date of this Plan, payment of the Participant's vested interest in his Account shall be made as soon as practicable following the third anniversary of his termination of employment with the Employer. Furthermore, if the Participant is fully vested in his Account, he may elect to receive a distribution of up to fifty percent (50%) of his Account, as soon as practicable following his termination of employment with the Employer. For purposes of this fifty percent (50%) distribution, the Participant's Account balance shall include all amounts previously distributed as an In-Service Distribution and the fifty percent (50%) distributable amount shall be reduced by all prior In-Service Distributions.

                  (iii) Notwithstanding (i) above, any Participant who was a
                        Participant in the Prior Plan prior to the Effective Date of this Plan may elect to receive a distribution of his vested interest in his Account as soon as practicable following the date upon which the Participant incurs a one-year break in Service; provided, however, that no distribution shall commence being made to a non-fully vested terminated Participant until three (3) years following his termination of employment with the Employer. Notwithstanding the foregoing, if a fully vested Participant elects a lump sum distribution under Section 6.03(b)(1), he may receive fifty percent (50%) of his Account as soon as practicable following his termination of employment. For purposes of this fifty percent (50%) distribution, the Participant's Account Balance shall include all amounts previously distributed as an In-Service Distribution and the fifty percent (50%) distributable amount shall be reduced by all prior In-Service Distributions.

                  (iv) If a distribution of the Participant's entire vested interest is made at a time when a Participant has less than a one hundred percent (100%) vested
                        (non-forfeitable) interest in his Accounts:

                        (A) The nonvested portion of the Participant's Accounts will be treated as a Forfeiture.

                        (B) If the value of a Participant's vested Account balance is zero, the Participant shall be deemed to have received a distribution of such vested Account balance.

                        (C) If the Participant is reemployed by the Employer, the Participant may repay the full amount previously distributed to him, or deemed


                                                                              -6
                              to have been distributed to him on or before the earlier of five consecutive one year Breaks in Service following the date of distribution, or five years from the date of re-employment with the Employer. Upon such repayment, the forfeitable amount of his Employer Accounts must be restored in full, unadjusted by any subsequent gains or losses.

            (c) Notwithstanding anything else contained in this Section 6.04 to the contrary, if the Participant's Accounts are immediately distributable, then such Participant's Accounts may not be currently distributed to him without the consent of the Participant. Written consent of the Participant to the distribution must be obtained within the 90 day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Employer shall notify the Participant of the right to defer any distribution until the Participant's Account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

      Notwithstanding the foregoing, the consent of the Participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan [other than an employee stock ownership plan as defined in
Section 4975(e)(7) of the Code] within the same controlled group.

      Distribution of a Participant's Accounts is immediately or currently distributable if any part of it may be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained, if not deceased) the later of the normal retirement age [as defined in Section 411(a)(8) of the Code], or age 62.

      If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

            (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

            (ii) the Participant, after receiving the notice, affirmatively elects a distribution.


                                                                              -7

            (d) The requirements of this Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1996. All distributions required under this Section shall be determined and made in accordance with the Proposed Regulations under Section 401(a)(9) of the Code, as amended, including the minimum distribution incidental benefit requirement of
Section 1.401(a)(9)-2 of the Proposed Regulations. Notwithstanding the provisions of this subparagraph (d), any Participant who does not own more than five percent of the Employer who began taking distributions pursuant to Code
Section 401(a)(9) prior to its amendment by the Small Business Job Protection Act of 1996, shall have the right to suspend distributions in accordance with amended Code Section 401(a)(9) and any applicable regulations.

                  (i) Required Beginning Date. A Participant's benefit must be distributed or begin to be distributed no later than his Required Beginning Date which generally is the first day of April of the calendar year following the later of (A) the calendar year in which the Participant attains age 70-1/2, or (B) the calendar year in which the Participant retires. Notwithstanding the above, the Required Beginning Date for a Participant who owns more than five percent (5%) of the Employer is the April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.

                        Also, notwithstanding the above, a Participant who does not own more than five percent (5%) of the Employer may elect to receive his benefit as of the first day of April of the calendar year following the calendar year in which he attains 70- 1/2 rather than wait for retirement.

                  (ii) Determination of Amount to be Distributed Each Year. If the Participant's benefit is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning
                        Date:

                        (A) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or
                              (2) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                        (B) For calendar years beginning before January 1, 1989, if the Participant's Spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the


                                                                              -8
                              present value of the amount available for distribution is paid within the life expectancy of the Participant.

                        (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in (A) above as a relevant divisor without regard to Proposed Regulations Section 1.401(a)(9)-2.

                        (D) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that distribution calendar year.

                        (E) As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                              (1)   the life of the Participant,

                              (2) the life of the Participant and a Designated Beneficiary,

                              (3) a period certain not extending beyond the life expectancy of the Participant, or

                              (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

                        (F) If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the Proposed Regulations thereunder.

                  (iii) Death Distribution Provisions.


                                                                              -9

                        (A) Distribution beginning before death. If the Participant dies after distribution of his benefit has begun, the remaining portion of such benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                        (B) Distribution beginning after death. If the Participant dies before distribution of his benefit begins, distribution of the Participant's entire benefit shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                              (1) if any portion of the Participant's benefit is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                              (2)   if the Designated Beneficiary is the
                                    Participant's Surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and (b) December 31 of the calendar year in which the Participant would have attained age 70-1/2.

                                    If the Participant has not made an election pursuant to this Section by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of
                                    (a) December 31 of the calendar year in
                                    which distributions would be required to begin under this Section, or (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire benefit must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                        (C) For purposes of (B) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the pro-


                                                                             -10
                              visions of (B) above, with the exception of paragraph (2) therein, shall be applied as if the Surviving Spouse were the Participant.

                        (D) For purposes of this Section 6.04(d)(iii), any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

                        (E) For the purposes of this Section 6.04(d)(iii), distribution of a Participant's benefit is considered to begin on the Participant's Required Beginning Date [or, if (C) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to (B) above]. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

                  (iv)  Definitions.

                        (A) Applicable life expectancy. "Applicable life expectancy" means the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                        (B) Designated Beneficiary. "Designated Beneficiary" means the individual who is designated as the Beneficiary under the Plan in accordance with
                              Section 401(a)(9) of the Code and the Proposed Regulations thereunder.

                        (C) Distribution calendar year. "Distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in


                                                                             -11
                              which distributions are required to begin pursuant to Section 6.04(d)(iii) above.

                        (D) Life expectancy. "Life expectancy" and "joint and last survivor expectancy" are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                              Unless otherwise elected by the Participant [or Spouse, in the case of distributions described in
                              Section 6.04(d)(iii) above] by the time
                              distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or Spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

                        (E)   Participant's benefit.

                              (1)   "Participant's benefit" means a
                                    Participant's account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                              (2) For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the Required Beginning Date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

      6.5 SELECTION OF METHOD OF PAYMENT. The Participant shall decide the manner in which the Participant's Accounts will be paid in accordance with Sections 6.03 and 6.04 of the Plan.

      6.6 DESIGNATION OF BENEFICIARY.

            (a) Each Participant may, from time to time, designate the person or persons (who may be designated concurrently, contingently, or successively) to whom his Accounts are to be paid if he should die before his Accounts are fully distributed to him. Each beneficiary designation will supersede any prior designation(s) made by the Participant; will be in writing in a form which is


                                                                             -12
acceptable to the Plan Administrator, and will be effective only when signed by the Participant and filed with the Plan Administrator at any time prior to the Participant's death. If a Participant fails to designate a Beneficiary, as provided above, the Participant's Beneficiary will be the following, in succession: the Participant's Surviving Spouse, if any; or, if none, his surviving child or children, in equal shares; or, if none, his surviving parent or parents, in equal shares; or, if none, the Participant's personal representative, executor, or administrator, as the case may be, shall be the Beneficiary or Beneficiaries of the Participant's Accounts.

            (b) The term "Designated Beneficiary" shall mean the natural or legal person or persons (including a Trustee or other legal representative acting in a fiduciary capacity) designated by a Participant as his beneficiary in the last effective beneficiary designation form filed by the Participant with the Plan Administrator. The term "Beneficiary" shall mean the natural or legal person or persons to whom a deceased Participant's benefits are payable under this Section 6.06.

            (c) A Participant may specify in his beneficiary designation that his Accounts be paid to his Designated Beneficiary in any method of payment described in Section 6.03 of the Plan.

            (d) Notwithstanding any contrary provision, if the Participant is married, his Designated Beneficiary shall be his Spouse unless the Spouse consents in writing to the designation of another beneficiary and acknowledges that by such consent the Spouse is waiving any rights to a benefit under the Plan. The Participant may then designate a Beneficiary which may itself not be changed without an additional spousal consent -- unless the spousal consent expressly permits the Participant to designate Beneficiaries without any further consent by the Spouse. The Spouse's consent must be witnessed by the Plan Administrator or by a notary public. If the Participant establishes to the satisfaction of the Plan Administrator that written consent may not be obtained because there is no Spouse, or because the Spouse cannot be located, the consent requirements may be waived. Any consent required under this provision will be valid only with respect to the Spouse who signs the consent.

      6.7 IN-SERVICE DISTRIBUTIONS.

            (a) Notwithstanding any other provision hereof, a Participant shall be entitled, during continuation of employment with the Employer, to receive a distribution of a portion of his Participant's Account upon the terms set forth in this Section 6.07.

            (b) The Participant shall be eligible for an in-service distribution pursuant to this Section 6.07 only if: (1) the Participant's Account is one hundred percent (100%) vested as provided in the vesting schedule set forth in
Section 6.01; and (2) the sum of the requested distribution and all prior in-service distributions by such Participant does not exceed the maximum amount set forth in Section 6.07(c).

            (c) The maximum amount that may be distributed in an in-service distribution pursuant to this Section 6.07 shall be fifty percent (50%) of the sum of the Participant's Account balance plus the amount of all prior in-service distributions by such Participant. For this purpose,


                                                                             -13
the Participant's Account balance shall be determined as of the most recent valuation date. Any amounts paid to an alternate payee (or to be paid to an alternate payee) pursuant to a qualified domestic relations order shall be treated as a prior in-service distribution to the Participant for purposes of determining the amount, if any, available to the Participant for in-service distribution pursuant to this Section.

            (d) Any distribution pursuant to this Section 6.07 shall be subject to any spouse's right of consent afforded under this Plan and shall be requested and effected in accordance with the procedures established by the Plan Administrator for the orderly administration of this Section 6.07. At the election of the Participant, the distribution shall be made in either Company Stock or cash.

            (e) Any Participant receiving a distribution pursuant to this Section shall continue to participate in the Plan in the same manner and on the same basis as he did prior to the distribution.

      6.8 PAYMENTS TO MINORS OR INCOMPETENTS. In the event a distribution is to be made to a minor Beneficiary, or to the custodian for such minor Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides, such payment to the legal guardian, custodian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

      If the Plan Administrator receives satisfactory evidence that any person entitled to a benefit hereunder is physically, mentally or legally incompetent to receive the benefit and give a valid receipt therefor at the time the benefit is payable, and that an individual or institution is then maintaining or has custody of that person and that a guardian or other representative of that person has been appointed to see to the affairs of that person, the Plan Administrator may direct the Trustee to pay the benefit to the individual or institution maintaining or then having custody of that person and the receipt by that individual or institution shall be a valid and complete discharge from further liability of the Plan to such person.

      6.9 QUALIFIED DOMESTIC RELATIONS ORDERS. Notwithstanding any contrary provision, if the Plan Administrator receives a domestic relations order issued pursuant to state domestic relations law, and determines that the order is a "Qualified Domestic Relations Order" ("QDRO"), for purposes of Section 206(d)(3) of ERISA and Section 414(p) of the Code, then a distribution may be made to the alternate payee named in the QDRO as soon as practicable following the Plan Administrator's determination that the QDRO is qualified, if so provided in the QDRO. A distribution pursuant to a QDRO may only be made in the form of a single lump sum payment of Company Stock. No special valuations of accounts will be made in connection with QDROs. Rather, all Participant Accounts will only be valued as provided in Section 5.04. This provision is intended to comply with
Section 414(p)(10) of the Code and applicable regulations.

      6.10 ELIGIBLE ROLLOVER DISTRIBUTIONS.


                                                                             -14

            (a) Notwithstanding any contrary provision that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Advisory Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

            (b) Definitions.

                  (i) Eligible rollover distribution. "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  (ii) Eligible retirement plan. "Eligible retirement plan" means an individual retirement account described in
                        Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                  (iii) Distributee. "Distributee" means an Employee or former
                        Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a QDRO are distributees with regard to the interest of the Spouse or former Spouse.

                  (iv) Direct rollover. "Direct rollover" means a payment by the Plan to the eligible retirement plan specified by the distributee.

      6.11 RIGHT OF FIRST REFUSALS.

            (a) If any Participant, his Beneficiary or any other person to whom shares of Company Stock are distributed from the Plan (the "Selling Participant") shall, at any time, desire to sell some or all of such shares (the "Offered Shares") to a third party (the "Third Party"), the Selling Participant shall give written notice of such desire to the Employer and the Plan Admin-


                                                                             -15
istrator, which notice shall contain the number of shares offered for sale, the proposed terms of the sale and the names and addresses of both the Selling Participant and Third Party. Both the Trust and the Employer shall each have the right of first refusal for a period of fourteen (14) days from the date the Selling Participant gives such written notice to the Employer and the Plan Administrator (such fourteen (14) day period to run concurrently against the Trust and the Employer) to acquire the Offered Shares. As between the Trust and the Employer, the Trust shall have priority to acquire the shares pursuant to the right of first refusal. The selling price and terms shall be the same as offered by the Third Party.

            (b) If the Trust and the Employer do not exercise their right of first refusal within the required fourteen (14) day period provided above, the Selling Participant shall have the right, at any time following the expiration of such fourteen (14) day period, to dispose of the Offered Shares to the Third Party; provided, however, that (i) no disposition shall be made to the Third Party on terms more favorable to the Third Party than those set forth in the written notice delivered by the Selling Participant above, and (ii) if such disposition shall not be made to a Third Party on the terms offered to the Employer and the Trust Fund, the offered Shares shall again be subject to the right of first refusal set forth above.

            (c) The closing pursuant to the exercise of the right of first refusal under Section 6.11(a) above shall take place at such place agreed upon between the Plan Administrator and the Selling Participant, but not later than ten (10) days after the Employer or the Trust shall have notified the Selling Participant of the exercise of the right of first refusal. At such closing, the Selling Participant shall deliver certificates representing the Offered Shares duly endorsed in blank for transfer, or with stock powers attached duly executed in blank with all required transfer tax stamps attached or provided for, and the Employer or the Trust shall deliver the purchase price, or an appropriate portion thereof, to the Selling Participant.

            (d) Except as provided in this paragraph (d), no Company Stock acquired with the proceeds of an Exempt Loan complying with the requirements of
Section 7.02 hereof shall be subject to a right of first refusal. Company Stock acquired with the proceeds of an Exempt Loan, which is distributed to a Participant or Beneficiary, shall be subject to the right of first refusal provided for in paragraph (a) of this Section only so long as the Company Stock is not publicly traded. The term "publicly traded" refers to a securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (15 U.S.C. 78F) or that is quoted on a system sponsored by a national securities association registered under Section 15A(b) of the Securities Exchange Act (15 U.S.C. 780). In addition, in the case of Company Stock which was acquired with the proceeds of a loan described in Section 7.02, the selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the security determined under Regulation 54.4975-11(d)(5), or the purchase price and other terms offered by a buyer (other than the Employer or the Trust), making a good faith offer to purchase the security. The right of first refusal must lapse no later than fourteen (14) days after the security holder gives notice to the holder of the right that an offer by a Third Party to purchase the security has been made. The right of first refusal shall comply with the provisions of paragraphs (a), (b) and (c) of this Section, except to the extent those provisions may conflict with the provisions of this paragraph.


                                                                             -16

      6.12 STOCK CERTIFICATE LEGEND. Certificates for shares distributed pursuant to the Plan shall contain the following legend:

            The shares represented by this certificate are transferable only upon compliance with the terms of RURAL/METRO CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST (effective as of July 1, 1989, and as thereafter amended), which grants to Rural/Metro Corporation a right of first refusal, a copy of said Plan being on file in the office of the Company.

      6.13 PUT OPTION.

            (a) If Company Stock which was not acquired with the proceeds of an Exempt Loan is distributed to a Participant and such Company Stock is not readily tradeable on an established securities market, a Participant has a right to require the Employer to repurchase the Company Stock distributed to such Participant under a fair valuation formula. Such Stock shall be subject to the provisions of Section 6.13(c).

            (b) Company Stock which is acquired with the proceeds of an Exempt Loan and which is not publicly traded when distributed, or if it is subject to a trading limitation when distributed, must be subject to a put option. For purposes of this paragraph, a "trading limitation" on Company Stock is a restriction under any Federal or State securities law or any regulation thereunder, or an agreement (not prohibited by Section 6.14) affecting the Company Stock which would make the Company Stock not as freely tradeable as stock not subject to such restriction.

            (c) The put option must be exercisable only by a Participant (including former Participants and Beneficiaries), by the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. The put option must permit a Participant to put the Company Stock to the Employer. Under no circumstances may the put option bind the Plan. However, it shall grant the Plan an option to assume the rights and obligations of the Employer at the time that the put option is exercised. If it is known at the time a loan is made that Federal or State law will be violated by the Employer's honoring such put option, the put option must permit the Company Stock to be put, in a manner consistent with such law, to a third party (e.g., an affiliate of the Employer or a shareholder other than the Plan) that has substantial net worth at the time the loan is made and whose net worth is reasonably expected to remain substantial.

            The put option shall commence as of the day following the date the Company Stock is distributed to the Participant and end 60 days thereafter. If not exercised within such 60-day period, an additional 60-day option shall commence on the first day of the fifth month of the Plan Year next following the date the stock was distributed to the Participant (or such other 60-day period as provided in regulations promulgated by the Secretary of the Treasury). However, in the case of Company Stock that is publicly traded without restrictions when distributed but ceases to be so


                                                                             -17
traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder of such Company Stock in writing on or before the tenth day after the date the Company Stock ceases to be so traded that, for the remainder of the applicable 60-day period, the Company Stock is subject to the put option. The number of days between the tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform distributees of the term of the put options that they are to hold. The terms must satisfy the requirements of this paragraph.

            The put option is exercised by the holder notifying the Employer in writing that the put option is being exercised. The notice shall state the name and address of the holder and the number of shares to be sold. The period during which a put option is exercisable does not include any time when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which a put option must be exercisable is the value of the Company Stock determined in accordance with Section 5.05. Payment under the put option involving a "Total Distribution" shall be paid in substantially equal monthly, quarterly, semiannual or annual installments over a period certain beginning not later than thirty (30) days after the exercise of the put option and not extending beyond five (5) years. The deferral of payment is reasonable if adequate security and a reasonable interest rate on the unpaid amounts are provided. The amount to be paid under the put option involving installment distributions must be paid not later than thirty (30) days after the exercise of the put option. Payment under a put option must not be restricted by the provisions of a lien or any other arrangement, including the terms of the Employer's articles of incorporation, unless so required by applicable state law.

            For purposes of this Section, "Total Distribution" means a distribution to a Participant or his Beneficiary within one taxable year of the entire Vested Participant's Account.

            (d) An arrangement involving the Plan that creates a put option must not provide for the issuance of put options other than as provided under this Section. The Plan (and the Trust) must not otherwise obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

      6.14 NONTERMINABLE PROTECTIONS AND RIGHTS.

            No Company Stock, except as provided in Section 5.03(e) and Section 6.13(b), acquired with the proceeds of a loan described in Section 7.02(b) may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from the Trust, whether or not the Plan is then an ESOP. The protections and rights granted in this Section are nonterminable, and such protections and rights shall continue to exist under the terms of this Plan so long as any Company Stock acquired with the proceeds of a loan described in Section 7.02(b) is held by the Trust or by any Participant or other person for whose benefit such protections and rights have been created, and neither the repayment of such loan nor the failure of the Plan to be an ESOP, nor an amendment of the Plan shall cause a termination of said protections and rights.


                                                                             -18

      6.15 DIVIDEND PAYMENTS. Notwithstanding anything herein to the contrary, the Plan Administrator, in his sole discretion, may direct that cash dividends on shares of Company Stock allocable to Participants' Company Stock Accounts be distributed to such Participants within ninety (90) days after the close of the Plan Year in which the dividends are paid.


                                                                             -19

7. LOANS
--------------------------------------------------------------------------------


      7.1 LOANS TO PARTICIPANTS. No loans shall be made to Participants from the assets of the Trust.

      7.2 LOANS TO THE TRUST.

            (a) The Plan may borrow money for any lawful purpose, provided the proceeds of an Exempt Loan are used within a reasonable time after receipt only for any or all of the following purposes:

                  (i)   To acquire Company Stock.

                  (ii)  To repay such loan.

                  (iii) To repay a prior Exempt Loan.

            (b) All loans to the Trust which are made or guaranteed by a Disqualified Person must satisfy all requirements applicable to Exempt Loans, including but not limited to the following:

                  (i)   The loan must be at a reasonable rate of interest;

                  (ii) Any collateral pledged to the creditor by the Plan shall consist only of the Company Stock purchased with the borrowed funds;

                  (iii) Under the terms of the loan, any pledge of Company Stock shall provide for the release of shares so pledged on a pro rata basis pursuant to Section 5.03(d);

                  (iv) Under the terms of the loan, the creditor shall have no recourse against the Plan except with respect to such collateral, earnings attributable to such collateral, Employer contributions (other than contributions of Company Stock) that are made to meet Current Obligations and earnings attributable to such contributions;

                  (v) The loan must be for a specific term and may not be payable at the demand of any person, except in the case of default;

                  (vi) In the event of default upon an Exempt Loan, the value of the Trust transferred in satisfaction of the Exempt Loan shall not exceed the amount of default. If the lender is a Disqualified Person, an Exempt Loan shall provide for a transfer of Trust Funds upon default only upon and to the


                                                                              -1
                        extent of the failure of the Plan to meet the payment schedule of the Exempt Loan;

                  (vii) Exempt Loan payments during a Plan Year must not exceed an amount equal to:

                        (A) the sum, over all Plan Years, of all contributions and cash dividends paid by the Employer to the Plan with respect to such Exempt Loan and earnings on such Employer contributions and cash dividends, less

                        (B) the sum of the Exempt Loan payments in all preceding Plan Years.

                        A separate accounting shall be maintained for such Employer contributions, cash dividends and earnings until the Exempt Loan is repaid.


                                                                              -2

8. PARTICIPANT DIRECTED INVESTMENTS
--------------------------------------------------------------------------------


      8.1 GENERAL RULE. Except as provided in Section 8.02, Participants shall not have the right to direct the investment of their Accounts.

      8.2 DIRECTED INVESTMENT ACCOUNT.

            (a) Each "Qualified Participant," for Plan Years beginning after December 31, 1986, may elect within ninety (90) days after the close of each Plan Year during the "Qualified Election Period" to direct the Trustee in writing as to the investment of twenty-five percent (25%) of the total number of shares of Company Stock acquired by or contributed to the Plan that have ever been allocated to such "Qualified Participant's" Company Stock Account (reduced by the number of shares of Company Stock previously invested pursuant to a prior election). In the case of the election year in which the Participant can make his last election, the preceding sentence shall be applied by substituting "fifty percent (50%)" for "twenty-five percent (25%)." If the "Qualified Participant" elects to direct the Trustee as to the investment of his Company Stock Account, such direction shall be effective no later than one hundred eighty (180) days after the close of the Plan Year to which such direction applies. In lieu of directing the Trustee as to the investment of his Company Stock Account, the "Qualified Participant" may elect a distribution in cash or Company Stock of a portion of his Company Stock Account covered by the election within ninety (90) days after the last day of the period during which the election can be made. Any such distribution of Company Stock shall be subject to
Section 6.13.

            Notwithstanding the above, if the fair market value (determined pursuant to Section 5.04 at the Plan valuation date immediately preceding the first day on which a "Qualified Participant" is eligible to make an election) of Company Stock acquired by or contributed to the Plan and allocated to a "Qualified Participant's" Company Stock Account is Five Hundred Dollars ($500) or less, then such Company Stock shall not be subject to this paragraph. For purposes of determining whether the fair market value exceeds Five Hundred Dollars ($500), Company Stock held in accounts of all employee stock ownership plans (as defined in Code Section 4975(e)(7)) and tax credit employee stock ownership plans (as defined in Code Section 409(a)) maintained by the Employer or any Related Employer shall be considered as held by the Plan.

            (b) For the purposes of this Section the following definitions shall apply:

                  (i) "Qualified Participant" means any Participant who has completed ten (10) Plan Years of Service as a Participant and has attained age fifty-five (55).

                  (ii) "Qualified Election Period" means the six (6) Plan Year period beginning with the later of (1) the first Plan Year in which the Participant first became a "Qualified Participant," or (2) the first Plan Year beginning after December 31, 1986.


                                                                              -1

            (c) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall not share in Trust earnings, but it shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

      8.3 INVESTMENT POLICY.

            (a) The Plan is designed to invest primarily in Company Stock.

            (b) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in other property described in the Trust or in life insurance policies to the extent permitted by subparagraph (c) below, or the Trustee may hold such funds in cash or cash equivalents.

            (c) With due regard to subparagraph (a) above, the Administrator may also direct the Trustee to invest funds under the Plan in insurance policies on the life of any "key man" Employee. The proceeds of a "key man" insurance policy may not be used for the repayment of any indebtedness owed by the Plan which is secured by Company Stock. In the event any "key man" insurance is purchased by the Trustee, the premiums paid thereon during any Plan Year, net of any policy dividends and increases in cash surrender values, shall be treated as the cost of Plan investment and any death benefit or cash surrender value received shall be treated as proceeds from an investment of the Plan.

            (d) The Plan may not obligate itself to acquire Company Stock from a particular holder thereof at an indefinite time determined upon the happening of an event such as the death of the holder.

            (e) The Plan may not obligate itself to acquire Company Stock under a put option binding upon the Plan. However, at the time a put option is exercised, the Plan may be given an option to assume the rights and obligations of the Employer under a put option binding upon the Employer.

            (f) All purchases of Company Stock shall be made at a price which, in the judgment of the Plan Administrator, does not exceed the fair market value thereof. All sales of Company Stock shall be made at a price which, in the judgment of the Plan Administrator, is not less than the fair market value thereof. The valuation rules set forth in Sections 5.04 and 5.05 shall be applicable.


                                                                              -2

9. ADMINISTRATION
--------------------------------------------------------------------------------


      9.1 AUTHORITY OF PLAN ADMINISTRATOR. The Plan Administrator shall have complete control of the administration of the Plan. The Plan Administrator, through the Advisory Committee and through any other persons designated by the Employer, has the power to interpret the provisions of this Plan and related policies and procedures, and to decide any and all questions which may arise in relation to the Plan. All decisions of the Plan Administrator (and of the Advisory Committee, to the extent of any delegation of powers and responsibilities by the Employer to the Committee) made within the scope of its authority shall be final.

            In addition, the Plan Administrator shall:

            (a) Establish a funding policy and method based upon its consideration of the Plan's needs for liquidity, appreciation, and stability.

            (b) Periodically review the performance of Fiduciaries and other parties to whom any allocation or delegation of duties has been made, whether or not involving the management and control of Plan assets;

            (c) Maintain and retain records on matters with respect to which disclosure to appropriate governmental agencies and/or to Participants and Beneficiaries is required;

            (d) Prepare and furnish to Participants and Beneficiaries all the information required by the provisions of this Plan or by law;

            (e) Prepare and file or publish with the appropriate government agencies all reports and other information required to be filed or published by law;

            (f) Establish and communicate to Participants a procedure, which includes at least three (3) investment options pursuant to the applicable Treasury Regulations, for allowing each Participant to direct the Trustee as to the investment of his Company Stock Account pursuant to Section 8.02; and

            (g) Establish and communicate to Participants a procedure and method to ensure that each Participant may vote Company Stock allocated to such Participant's Company Stock Account to the extent provided by and in accordance with Section 10.07.

      9.2 ORGANIZATION AND MEMBERSHIP OF ADVISORY COMMITTEE. The Employer shall appoint one or more members to a committee to be known as the "Advisory Committee" (or such other name as the Employer may select), to which the Employer may delegate certain of its responsibilities as Plan Administrator. Members of the Advisory Committee need not be Participants or Beneficiaries, and officers and directors of the Employer shall not be precluded from serving as members. A member shall serve until his resignation, death, or disability, or until removed by the Employer. In


                                                                              -1
the event of any vacancy arising by reason of the death, disability, removal, or resignation of a member, the Employer may, but is not required to, appoint a successor to serve in his place. The Advisory Committee shall select a Chairman and a Secretary from among its members. Members of the Advisory Committee shall serve in such capacity without compensation. The Advisory Committee shall act by majority vote. The proper expenses of the Advisory Committee, and the compensation of its agents appointed pursuant to Section 9.03 of the Plan, if any, shall be paid directly by the Employer.

      9.3 DESIGNATION OF AGENTS AND ALLOCATION OF RESPONSIBILITIES.

            (a) The Plan Administrator may delegate to one or more qualified "Investment Manager(s)" the responsibility and authority to invest the assets of the Trust. Any named Investment Manager shall accept his or its responsibility in writing, and shall acknowledge in writing that it is a Fiduciary with respect to the investment of Trust assets. If an Investment Manager is designated pursuant to this Section 9.03, a copy of the delegation, acceptance, and acknowledgment shall be provided to the Trustee, and the Trustee is authorized and entitled to rely upon that delegation. The Investment Manager, and not the Trustee or the Plan Administrator, shall be the Named Fiduciary with respect to the investment, management, and control of the assets of the Trust within the scope of the Investment Manager's authority.

            (b) The Plan Administrator may designate other persons to carry out fiduciary duties, to render advice (including legal and investment advice), and to perform such other services as the Plan Administrator, in its sole discretion, deems necessary and appropriate. The delegation or allocation of responsibilities shall be effective upon the date(s) specified by the Plan Administrator. Any such delegation or allocation shall be communicated to the Participants and Beneficiaries, to the extent required by law.


                                                                              -2

10. TRUST AND TRUSTEE
--------------------------------------------------------------------------------


      10.1 INVESTMENT OF TRUST FUND. The Trust, as defined in Section 2.33 of the Plan, shall be held, administered, and invested in the manner provided in this Article 10, as a single fund, unless otherwise specifically provided in this Plan. The Trust may be invested, held, and reinvested in every and all forms of real, personal, or mixed property and any interest therein, as provided in Section 10.05 of the Plan, subject to the fiduciary responsibilities provided in Article 11 of the Plan. The Trustee shall invest, manage, and control the assets of the Trust. Cash may be held uninvested at any time, and from time to time, and in such amounts as may be deemed advisable by the Trustee, subject to the direction of the Advisory Committee or of any Investment Manager appointed pursuant to Section 9.03(a) of the Plan.

      10.2 COMMINGLING OF TRUST ASSETS. Notwithstanding any other provision of this instrument, the Trustee shall have the full power and authority to invest and reinvest any assets of the Trust in qualified common trust funds established by the Trustee, and to commingle moneys and assets of this Trust with moneys and assets of other trusts in such qualified common trust funds. Pursuant to the direction of the Advisory Committee or the Plan Administrator, the Trustee shall combine the assets of this Trust for investment purposes with the assets of any other tax-qualified employee pension benefit trust established by the Employer or any Related Employer, provided that separate accounts and records are maintained for each trust.

      10.3 VALUATION OF TRUST FUND. As of the last day of each Plan Year, and upon such other more frequent dates as the Trustee and the Advisory Committee shall agree, the Trustee shall determine the fair market value of the Trust and shall adjust the value of the Participants' Accounts in accordance with the provisions of Article 5 of the Plan. The Trustee shall prepare and furnish the Advisory Committee with a statement of account, including its valuation as provided in Sections 5.04 and 5.05 of the Plan. The Trustee, in its sole discretion, may require the Employer to furnish a written independent appraisal of the value of any employer securities or employer real property held as part of the Trust, in a form acceptable to the Trustee, and the Trustee shall be entitled to rely exclusively upon such appraisal in making its valuation. Any valuation by the Trustee shall be conclusive and binding on any person having an interest in the Trust.

      10.4 TRUSTEE TO HOLD TRUST ASSETS. Title to all the assets of the Trust shall be and remain in the Trustee. Except where assets are invested by a designated investment advisor pursuant to Section 9.03 of the Plan, the Trustee shall have the custody and care of all of the assets of the Trust. No part of the Trust shall revert to the Employer, or be used or diverted for any purpose other than for the exclusive benefit of the Participants and their Beneficiaries, except in the case of charges and fees properly paid in connection with the Plan, and except as otherwise provided in Section 14.01 herein.

      10.5 GENERAL POWERS OF TRUSTEE. The Trustee, in addition to all powers and authorities under common law, statutory authority, and other provisions of the Plan, shall have the following powers and authorities, to be exercised in the Trustee's sole discretion:


                                                                              -1

            (a) To purchase, or subscribe for, any securities or other property and to retain the same. In conjunction with the purchase of securities, margin accounts may be opened and maintained. Notwithstanding the foregoing, the Trustee shall not obligate the Plan to acquire securities from a particular security holder at an indefinite time determined upon the happening of a stated event.

            (b) To sell, exchange, convey, transfer, grant options to purchase, or otherwise dispose of any securities or other property held by the Trustee, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition, with or without advertisement.

            (c) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property.

            (d) To cause any securities or other property to be registered in the Trustee's own name or in the name of one or more of the Trustee's nominees, and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

            (e) To borrow or raise money for the purposes of the Plan in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and for any sum so borrowed, to issue a promissory note as Trustee, and to secure the repayment thereof by pledging all, or any part, of the Trust; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency, or propriety of any borrowing.

            (f) To keep such portion of the assets of the Trust in cash or cash balances as the Trustee may, from time to time, deem to be in the best interests of the Plan, without liability for interest thereon.

            (g) To accept and retain for such time as the Trustee may deem advisable any securities or other property received or acquired as Trustee hereunder, whether or not such securities or other property would normally be purchased as investments hereunder.

            (h) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.


                                                                              -2

            (i) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan, to commence or defend suits or legal or administrative proceedings, and to represent the Plan in all suits and legal and administrative proceedings.

            (j) To employ suitable agents and counsel and to pay their reasonable expenses and compensation, and such agent or counsel may or may not be agent or counsel for the Employer.

            (k) To apply for and procure from responsible insurance companies, to be selected by the Plan Administrator, as an investment of the Trust such annuity, or other Contracts (on the life of any Participant) as the Administrator shall deem proper; to exercise, at any time or from time to time, whatever rights and privileges may be granted under such annuity, or other Contracts; to collect, receive, and settle for the proceeds of all such annuity or other Contracts as and when entitled to do so under the provisions thereof.

            (l) To invest funds of the Trust in time deposits or savings accounts bearing a reasonable rate of interest in the Trustee's bank.

            (m) To invest in Treasury Bills land other forms of United States government obligations.

            (n) To invest in shares of investment companies registered under the Investment Company Act of 1940.

            (o) To deposit monies in federally insured savings accounts or certificates of deposit in banks or savings and loan associations.

            (p) To vote Company Stock as provided in Section 10.07.

            (q) To consent to or otherwise participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to Company Stock or any other securities and to pay any assessments or charges in connection therewith.

            (r) To deposit such Company Stock (but only if such deposit does not violate the provisions of Section 10.07) or other securities in any voting trust, or with any protective or like committee, or with a trustee or with depositories designated thereby.

            (s) To sell or exercise any options, subscription rights and conversion privileges and to make any payments incidental thereto.

            (t) To exercise any of the powers of an owner, with respect to such Company Stock and other securities or other property comprising the Trust. The Plan Administrator, with the Trustee's approval, may authorize the Trustee to act on any administrative matter or class of matters with respect to which direction or instruction to the Trustee by the Plan Administrator


                                                                              -3
      is called for hereunder without specific direction or other instruction from the Plan Administrator.

            (u) To sell, purchase and acquire put or call options if the options are traded on and purchased through a national securities exchange registered under the Securities Exchange Act of 1934, as amended, or, if the options are not traded on a national securities exchange, are guaranteed by a member firm of the New York Stock Exchange.

            (v) To do all such acts and exercise all such rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to carry out the purposes of the Plan.

      No enumeration of specific powers herein shall be construed as a limitation upon the foregoing general powers of the Trustee, nor shall any of the powers conferred upon the Trustee be exhausted by the use thereof, but shall be continuing.

      10.6 DIRECTED INVESTMENT ACCOUNT. The powers granted to the Trustee shall be exercised in the sole fiduciary discretion of the Trustee. However, pursuant to Section 8.02, each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee pursuant to the procedure established by the Plan Administrator and in such form as the Trustee may require concerning the investment of the Participant's Directed Investment Account. The Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. The Trustee shall not be responsible or liable for any loss or expense which may result from the Trustee's refusal or failure to comply with any directions from the Participant. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Investment Account.

      10.7 VOTING COMPANY STOCK. Each Participant or Beneficiary in the Plan shall be entitled to direct the Administrator as to the manner in which the shares of Company Stock allocated to the Participant's or Beneficiary's Company Stock Account are to be voted. If the Participant or Beneficiary fails or refuses to provide the Administrator with timely instructions as to the manner in which such Company Stock is to be voted, the Administrator may determine, in its sole and complete discretion, the manner in which such Company Stock is to be voted.

      All Company Stock shall be voted by the Trustee in accordance with the Administrator's instructions. If the Administrator fails or refuses to give timely instructions as to the voting of Company Stock, the Trustee shall treat such failure or refusal as an instruction not to vote such Company Stock.

      10.8 EXPENSES AND COMPENSATION OF TRUSTEE. The Employer shall pay or reimburse the Trustee for all reasonable and necessary expenses incurred in administering the Trust, including Trustee's fees, for each Plan Year. The Trustee's compensation shall be in an amount agreed upon


                                                                              -4
from time to time by the Trustee and the Employer. If, and to the extent, such fees and charges are not paid directly by the Employer, the Trustee may deduct such amounts, as well as all other reasonable and necessary expenses, charges, costs, and fees incurred in connection with the administration of the Trust or the operation of the Plan, from the assets of the Trust.

      10.9 DISTRIBUTIONS. The Trustee shall make all distributions and payments out of the Trust to Participants or their beneficiaries in such manner, in such amounts, and for such purposes as may be necessary and proper in accordance with the provisions of the Plan.

      10.10 LIMITATION ON DUTIES OF TRUSTEE. The Trustee shall be responsible for the safekeeping and administration of the assets of the Plan and Trust in accordance with the provisions of this instrument and any amendments thereof. The duties of the Trustee under the Plan shall be determined solely by the express provisions of this instrument, and no other or further duties or responsibilities shall be implied. Subject to the terms of the Plan, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions, directions, or accountings (including allocations of Employer contributions) of the Advisory Committee, the Plan Administrator, a qualified Investment Manager appointed pursuant to Section 9.03(a) of the Plan, or any other named administrator or Fiduciary. The Trustee shall be under no obligation whatsoever to determine whether contributions delivered to it comply with the provisions of the Plan, and shall be obligated only to receive and administer such contributions pursuant to the terms of the Plan. It shall be the obligation of the Advisory Committee to notify the Trustee, in writing, of all facts which may be necessary in order to determine the proper allocation of an Employer contribution, and in order to determine the basis upon which distributions of any kind are to be made, including length of service, compensation, dates of death or Disability, leaves of absence, and termination of employment by resignation, death, Disability, or retirement, to the extent that the same may be necessary for the Trustee to perform its duties under the terms of the Plan. The Trustee is hereby authorized to act solely upon the basis of such notification and facts received from the Advisory Committee.

      10.11 ACTIONS CONCLUSIVE. Any exercise by the Trustee of its discretion, vested in it either expressly or by implication pursuant to the provisions of the Plan, shall, except as may otherwise be determined by a court of competent jurisdiction, be conclusive and binding upon all persons directly or indirectly affected, without restricting, however, the Trustee's right to reconsider and redetermine its actions.

      10.12 BOND NOT REQUIRED. The Trustee shall not be required to give bond for the faithful performance of its duties hereunder, except as may otherwise be provided by law.

      10.13 UNIFORM ACCOUNTING ACT. The Trustee is relieved of all duties which it might otherwise have by virtue of the Uniform Trustees' Accounting Act, as amended, or any similar act.

      10.14 MULTIPLE TRUST FUNDS. If the assets of the Plan are held in more than one trust fund, the Trustee shall not be liable except with respect to the trust fund or funds of which it is trustee.


                                                                              -5

      10.15 TRUSTEE ENTITLED TO CONSULTATION. With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan, and the Trustee may request, and is entitled to receive, guidance and written direction from the Advisory Committee on any matter requiring the construction or interpretation of the Plan documents.

      10.16 TAXES CHARGEABLE TO ACCOUNTS. If the whole or any part of the Trust shall become liable for the payment of any estate, inheritance, income, or other tax which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any monies or other property in its control for the account of the Participant or other person in whose interest such payment is made. Prior to making any such payment, the Trustee may require such releases or other documents from any lawful taxing authority as it deems necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest under this Plan upon the instruction of the Advisory Committee.

      10.17 RECORDS AND ACCOUNTS. The Trustee shall keep a full, accurate, and detailed record of all transactions of the Trust which the Advisory Committee may examine at any time during the Trustee's regular business hours. As soon as practicable following the later of (a) the end of each Plan Year, or (b) the filing by the Employer of its federal income tax return for such Plan Year (or the corresponding taxable year of the Employer), the Trustee shall furnish the Advisory Committee with a statement of account. This account shall set forth all receipts, disbursements, and other transactions effected by the Trustee during the Plan Year. The Advisory Committee shall promptly notify the Trustee in writing of its approval or disapproval of such statement of account. The Advisory Committee's failure to disapprove the account within sixty (60) days after receipt shall be considered an approval. The approval by the Advisory Committee shall be binding as to all matters disclosed in any statement, to the same extent as if the accounting of the Trustee had been settled by a judgment or decree of a court of competent jurisdiction under which the Trustee, Advisory Committee, Employer, and all persons having or claiming any interest in the Trust were parties; provided, however, that the Trustee may have its accounting judicially settled if it so desires.

      10.18 DISPUTES. If at any time there shall be a dispute as to the person to whom payment or delivery of moneys or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery, or action, retaining the funds or property involved until such dispute shall have been resolved by a court of competent jurisdiction or until the Trustee shall have been indemnified to its reasonable satisfaction or shall have received a written direction from the Advisory Committee.

      10.19 LIMITATION ON LIABILITY. The Employer shall indemnify and hold harmless the Trustee of and from any liability, loss, cost, or expense arising from or in any way connected with its acting upon the directions of the Advisory Committee or the Plan Administrator or failing to act because of the lack of any direction from the Advisory Committee or the Plan Administrator.

      10.20 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.


                                                                              -6

            (a) The Trustee may resign at any time by delivering to the Employer a written notice of its resignation, to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof, unless notice is waived. The Trustee may be removed by the Employer by delivery of a written notice of such removal, to take effect at a date specified therein, which shall not be less than ten (10) days after delivery thereof, unless notice is waived.

            (b) Upon the resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which may be made, at the option of the Trustee, either (i) by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction, or (ii) pursuant to a written settlement agreement between the Trustee and the Employer. Upon the settlement of its account, all right, title, and interest of the Trustee in the assets of the Trust, and all rights, privileges, and duties under the Plan theretofore vested in the Trustee, shall vest in the successor Trustee, and all future liability of the Trustee shall terminate.

            (c) The Employer, upon receipt of a notice of the resignation of the Trustee, or upon its removal of the Trustee, shall promptly designate a successor trustee, whose appointment is subject to its written acceptance of this Plan and Trust.

            (d) Reference in this instrument to the term "Trustee" shall be deemed to include not only the original Trustee, but also any successor trustee or co-trustees, and each successor trustee shall, without the necessity of any act of transfer or action by any court, become vested with title to the assets of the Trust and have all the same powers and obligations as if such successor were the original Trustee.

      10.21 MULTIPLE TRUSTEES. If the assets of the Plan are at any time held by two or more trustees:

            (a) Each shall use reasonable care to prevent a co-trustee from committing a breach of fiduciary responsibilities; and

            (b) They shall jointly manage and control the assets of the Plan subject to the approval of the Advisory Committee (or of an Investment Manager, if approved by the Employer) as provided in this Plan, except that the trustees are expressly permitted to enter into an agreement allocating specific responsibilities, obligations, or duties among trustees, in which event a trustee to whom certain responsibilities, obligations, or duties have not been allocated shall not be liable by reason of this Section 10.21, either individually or in its capacity as trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of another trustee to whom such responsibilities, obligations, or duties have been specifically allocated.

            (c) In the event that any Trustee is unable or refuses to accept his or its appointment as Trustee, or having accepted, ceases to act as Trustee for any reason, including, but not limited to, disability, death, or any legal or other incapacity, the surviving or remaining Trustee(s) shall perform all of the functions of Trustee and succeed to all powers, duties and discretionary authority given to the Trustees jointly.


                                                                              -7

      10.22 ACTIONS AGAINST TRUSTEE. No person or organization other than the Employer, whether having an interest in the Trust or otherwise, may require an accounting or bring any action against the Trustee with respect to the Trust or any actions of the Trustee with respect to the same.


                                                                              -8

11. FIDUCIARY RESPONSIBILITIES AND LIABILITIES
--------------------------------------------------------------------------------


      11.1 FIDUCIARY RESPONSIBILITY. Every Fiduciary of the Plan shall discharge his duties hereunder solely in the interest of the Participants and Beneficiaries and:

            (a) For the exclusive purpose of providing benefits to Participants and Beneficiaries, and for defraying reasonable expenses of administering the Trust; and

            (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and

            (c) By diversifying its investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

      In the case of Participant directed investments, made in accordance with
      Article 8 of the Plan:

            (a) A Participant shall not be deemed to be a Fiduciary of the Plan by reason of his investment direction, and shall also not be subject to the standard of conduct described in this Section 11.01; and

            (b) No person who is otherwise a Fiduciary of the Plan shall be liable for any loss, or by reason of any breach, which results from the Participant's investment direction.

      Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of this Plan, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan, and is not required under this agreement to inquire into the propriety of any such direction, information or action. It is intended under this Plan that each Fiduciary will be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No Fiduciary shall guarantee the Trust in any manner against investment loss or depreciation in asset values. Liability under the terms of this Plan for a breach of fiduciary duty shall be limited to the period of time during which a Fiduciary actually serves in such capacity with respect to this Plan.

      11.2 FIDUCIARIES NOT INSURERS. The Fiduciaries under the Plan in no way guarantee the Trust from investment loss or depreciation. The Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust. The liability of the Advisory Committee and the Trustee to make any payment from the Trust at any time and all times is limited to the available assets of the Trust.

      11.3 PROHIBITED TRANSACTIONS. No Fiduciary with respect to the Plan shall engage in any prohibited transaction, as defined in Section 4975 of the Code or
Section 406 of ERISA. No invest-


                                                                              -1
ment shall be made or directed which would cause (a) a loss of qualification of the Plan under the provisions of the Code; (b) a loss of the deductibility of the Employer's contributions to the Plan under the provisions of the Code; (c) a Participant to become liable for income tax under the provisions of the Code, prior to the distribution of the Participant's interest in his Accounts; or (d) a loss of the Trust's income tax exemption under the provisions of the Code.

      11.4 LIMITATION OF LIABILITY; INDEMNIFICATION. In addition to and in furtherance of the limitations provided in Sections 9.03 and 10.21 of the Plan, and to the extent permitted by applicable law, the Employer shall indemnify and hold harmless its Board of Directors (collectively and individually), the Advisory Committee (collectively and individually) and its officers, Employees, and agents, against and with respect to any and all expenses, losses, liabilities, costs, and claims, including legal fees to defend against such liabilities and claims, arising out of their good-faith discharge of responsibilities under or incident to the Plan, excepting only expenses and liabilities resulting from willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Employer or as may be provided by the Employer under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, as such indemnities are permitted under state law. Payments with respect to any indemnity and payment of expenses or fees under this Section 11.04 shall be made only from assets of the Employer, and shall not be made directly or indirectly from assets of the Trust.

      11.5 BENEFITS PAYABLE SOLELY FROM TRUST FUND. All benefits payable under this Plan shall be paid or provided for solely from the Trust, and the Employer assumes no liability or responsibility therefor.

      11.6 NO LIABILITY. The Employer assumes no obligation or responsibility to any Employee, Participant or Beneficiary for any act of, or failure to act, on the part of the Trustee or any Investment Manager.


                                                                              -2

12. PARTICIPANTS' RIGHTS AND LIMITATIONS
--------------------------------------------------------------------------------


      12.1 DISMISSAL. Neither the adoption of the Plan by the Employer, nor any action taken by the Plan Administrator, the Employer, the Advisory Committee, or the Trustee, shall be construed to give any Employee the right to be retained in the Employer's employ or any right to any payment whatsoever, except to the extent of the benefits to which he is entitled under the terms of the Plan. The Employer expressly reserves the right to dismiss any Employee, at any time, without any liability for any claim either against the Employer or the Trust for any payment whatsoever (except to the extent otherwise provided in the Plan).

      12.2 ALIENATION.

            (a) No benefit which shall be payable out of the Trust to any person (including a Participant or Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same will be void. No Account or benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any Participant or Beneficiary, or be subject to attachment or legal process for or against such person, and no attempted attachment or legal process shall be recognized by the Plan Administrator or the Trustee, except as may be required by law. The preceding provisions of this
Section 12.02(a) shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a QDRO, or any domestic relations order entered before January 1, 1985.

            (b) This prohibition against alienation shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of this Plan, and at the time a distribution is to be made to or for his benefit, a portion of the amount distributed equal to the indebtedness to the Plan will be offset against such indebtedness. Prior to such offset, however, the Participant or Beneficiary must be given written notice by the Plan Administrator. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his vested Accounts, he will be entitled to a review of the validity of the claim in accordance with the claims procedures provided in Section 12.04.

            (c) Notwithstanding any contrary provision in this Section 12.02, if the Plan Administrator receives a domestic relations order issued pursuant to State domestic relations law with respect to a Participant; and the Plan Administrator determines that such is a Qualified Domestic Relations Order which complies with the requirements of Section 206(d)(3) of ERISA, then the payment to the alternate payee named in the Qualified Domestic Relations Order shall not violate the prohibition against alienation provided for in this Section.

      12.3 PROCEDURE WHEN TRUSTEE IS UNABLE TO LOCATE DISTRIBUTEE. Any communication, statement, benefit distribution, or notice addressed to a Participant or Beneficiary at his last known post office address filed with the Plan Administrator shall be binding on the Participant or Bene-


                                                                              -1
ficiary for all purposes under the Plan. The Plan Administrator shall not be required to search for or to locate any Participant or Beneficiary under the Plan. If the Plan Administrator notifies a Participant or Beneficiary that he is entitled to a distribution, and also notifies him of the provisions of this
Section 12.03, and if the Participant or Beneficiary fails to claim his benefits under the Plan or make his whereabouts known within five calendar years after such notification, the Participant's or Beneficiary's benefits under the Plan shall be reallocated in the same manner as a Forfeiture under Section 5.06. In the event that a Participant or Beneficiary subsequently makes a claim for his benefit, such benefit shall be restored, unadjusted for any gains or losses subsequent to the date of Forfeiture, from additional Employer Contributions, if necessary.

      12.4 CLAIMS PROCEDURE. The Employer, as Plan Administrator, shall make all initial determinations as to the right of any person to benefits. Any denial of a claim by a Participant or Beneficiary for benefits under the Plan shall be stated in writing by the Employer and shall be delivered or mailed to the Participant or Beneficiary within 60 days of the Employer's receipt of the Participant's or Beneficiary's written claim. The notice of denial shall set forth the specific reasons for the denial, written to the best of the Employer's ability in a manner that may be understood by the Participant or Beneficiary without legal or actuarial counsel, and shall also set forth procedures, if appropriate, for resubmitting the denied claim. In the event that a Participant or Beneficiary should wish to appeal the final decision of the Employer, the Participant or Beneficiary will file a written appeal with the Advisory Committee within 60 days of the Participant's receipt of the Employer's written decision. The Advisory Committee's written decision shall be delivered to the Participant or Beneficiary within 60 days after the Advisory Committee receives the Participant's or Beneficiary's written appeal. Except as provided in this
Section 12.04, and to the extent permitted by law, the decision of the Advisory Committee shall be final and binding upon all persons.

      In the event that a Participant or Beneficiary should desire to contest the final decision of the Advisory Committee, the Participant or Beneficiary may file a written request for arbitration with the Advisory Committee within 15 days after the written decision of the Advisory Committee is received by the Participant or Beneficiary. The Participant or Beneficiary and the Advisory Committee shall each name an arbitrator within 20 days after the Advisory Committee receives a request for arbitration, and the two arbitrators shall jointly name a third arbitrator. If either party fails to select an arbitrator within the 20 day period, or if the two arbitrators fail to select a third arbitrator within 15 days after their appointment, then the Presiding Judge of the county court (or its equivalent) in the county in which the principal office of the Employer is located shall appoint such other arbitrator or arbitrators. The arbitrators shall render a decision within 60 days after their appointment and shall conduct all proceedings pursuant to the laws of the state in which the Employer's principal place of business is located and the then current Rules of the American Arbitration Association governing commercial transactions, to the extent that such rules are not inconsistent with applicable state law. The cost of the arbitration procedure shall be borne by the losing party or, if the decision is not clearly in favor of one party or the other, then in the manner determined by the arbitrators. The arbitration proceeding provided for in this
Section 12.04 shall be the sole and exclusive remedy of a Participant or Beneficiary to appeal decisions of the Advisory Committee and of the Plan Administrator under this Plan.


                                                                              -2

      12.5 EMPLOYER AND TRUSTEE ONLY NECESSARY PARTIES TO LITIGATION. In any application to or proceeding or action in any court pertaining to this Plan, only the Employer and the Trustee shall be necessary parties, and no Participant or any other person having or claiming an interest in the Trust need be made a party to or shall be entitled to any notice of such application, proceeding, action, or service of process in connection therewith. Any judgment entered into in any such proceeding or action shall be conclusive upon all persons claiming any rights under the Plan.

      12.6 RECEIPTS AND RELEASES. Any payment to any Participant or Beneficiary made in accordance with the provisions of the Plan shall, to the extent of that payment, be in full satisfaction of all claims hereunder against the Plan, and the Plan Administrator or Trustee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release for that payment.


                                                                              -3

13. AMENDMENT AND TERMINATION
--------------------------------------------------------------------------------


      13.1 AMENDMENT OF PLAN. The Employer may, at any time, amend the Plan in whole or in part (either prospectively or retroactively) by executing a written amendment authorized by the Employer's Board of Directors. However:

            (a) The Employer shall have no power to amend the Plan in such a manner as would cause or permit any part of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of the assets to revert to or become the property of the Employer.

            (b) No amendment to the Plan shall be effective if and to the extent that it has the effect of decreasing a Participant's Accrued Benefit, except to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit.

            (c) No amendment shall increase the duties of the Trustee, without its written consent.

            (d) The Employer shall not have the right to amend the Plan to eliminate any optional form of distribution or any other protected benefit, right, or feature.

            (e) Notwithstanding any contrary provision, the Plan may be amended at any time to conform with provisions of the Code and ERISA, and applicable rules, regulations, and procedures of federal and state law.

      13.2 TERMINATION OF THE PLAN. The Employer has established the Plan with the bona fide intention and expectation that it will make Contributions to the Plan indefinitely, but the Employer is not and shall not be under any obligation or liability whatsoever to make Contributions or to maintain the Plan for any given period of time. The Employer may, in its sole and absolute discretion, discontinue Contributions or terminate the Plan, at any time, without any liability whatsoever for such discontinuance or termination. In the event of any termination or partial termination of the Plan, or of a complete discontinuance of Contributions, all of the affected Participants or Beneficiaries shall be fully vested in their Accounts at the date of termination, partial termination, or discontinuance. The Plan shall terminate upon the occurrence of any of the following events:

            (a) Execution of a written amendment authorized by the Employer's Board of Directors; or

            (b) Adjudication of the Employer as a bankrupt, general assignment by the Employer to or for the benefit of creditors, or legal dissolution or liquidation of the Employer.


                                                                              -1

      Unless the Employer provides by amendment for the liquidation of the Trust and the immediate distribution of all Trust assets, the termination of the Plan shall in no way alter the time and manner of payment provided under Article 6 of the Plan. The Trust shall continue until all of the assets of the Trust have been distributed in accordance with the terms of the Plan.

      13.3 CONSOLIDATION, MERGER, DIVISION OR SALE. Nothing in this Plan shall prevent the consolidation, merger, division, or sale of the Employer (or any subsidiary, division, or unit of the Employer) with, into, or to any other entity, or prevent the sale by the Employer of any of its assets. A successor corporate employer which survives the consolidation, merger, division or purchase of the Employer or its assets shall have the right to become a party to the Plan or any successor plan, by proper authorization of its Board of Directors and/or by execution of an appropriate amendment to this Plan. If within 90 days from the effective date of such consolidation, merger, division or sale of the Employer or its assets, the new employer does not become a party to the Plan, the Plan shall automatically be deemed terminated as of the date of such consolidation, merger, division or sale. In the case of any merger or consolidation with, or the division or transfer of assets and liabilities to, any other tax-qualified employee pension benefit plan, provisions shall be made so that each Participant in the Plan on the relevant date will have an Accrued Benefit immediately after the merger, consolidation, division or transfer which is equal to or greater than the Accrued Benefit to which he would have been entitled immediately prior to the merger, consolidation, division or transfer if the Plan had terminated on such date.


                                                                              -2

14. MISCELLANEOUS PROVISIONS
--------------------------------------------------------------------------------


      14.1 REVERSION OF CONTRIBUTIONS. While it is intended that the assets of the Plan will never inure to the benefit of the Employer and will be held for the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan, the Employer reserves the right to retrieve Contributions pursuant to Section 403(c) of ERISA, as follows:

            (a) A Contribution made by a mistake of fact will be returned to the Employer within one (1) year after the payment of such Contribution.

            (b) A Contribution which is conditioned on the initial qualification of the Plan under the Code will be returned to the Company should the Plan fail to qualify within one (1) year after the date of denial of such qualification, provided the application for determination relating to initial qualification is filed by the due date for the Employer's return for the taxable year in which the Plan is adopted. Upon the return of such Contribution to the Employer, the Plan will terminate, and the Trustee will be discharged from all obligations under the Trust.

            (c) A Contribution which is conditioned on its current deductibility under Section 404 of the Code will be returned to the Employer, to the extent that it is disallowed, within 1 year after the disallowance of the deduction.

Earnings attributable to the Contributions described in Sections 14.01(a) and
(c) may not be returned to the Employer; however, losses attributable to those Contributions must reduce the amount to be returned.

      14.2 NOTICES. Any notices, documents, or forms required to be given to or filed with the Plan Administrator, the Employer, or the Advisory Committee shall be delivered or mailed by registered or certified mail, postage prepaid, to the Advisory Committee or the Employer, at the Employer's principal business office. Any notices, documents, or forms required to be given to or filed with the Trustee shall be delivered or mailed by registered or certified mail, postage prepaid, to the Trustee at its principal business office.

      14.3 TITLES AND HEADINGS NOT TO CONTROL. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any interpretation of the provisions herein.

      14.4 APPLICABLE LAW. Except where otherwise preempted by federal law, all legal questions pertaining to the Plan shall be determined in accordance with the procedural and substantive laws of the state in which the Employer's principal place of business is located, and all contributions made under the Plan shall be deemed to have been made in such state.


                                                                              -1

      14.5 COUNTERPARTS. This instrument may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

      14.6 BINDING UPON SUCCESSORS, ETC. This Plan shall be binding upon all Participants and Beneficiaries, heirs, executors, and administrators, upon the Employer and its successors and assigns, and upon the Trustee and its successors.

      14.7 COPIES OF PLAN. A copy of this Plan shall be made available for inspection by any Participant or other interested party at the principal office of the Employer, during its normal business hours.

      14.8 GENDER AND NUMBER. Words used herein in the masculine or feminine gender shall be construed as the feminine or masculine gender, respectively, where appropriate. Words used in the singular or plural shall be construed as the plural or singular, respectively, where appropriate.

      14.9 SEVERABILITY. Should any provisions of this Plan be determined to be void by any court of competent jurisdiction, the Plan will continue to operate, subject to the Employer's right to amend or terminate the Plan as provided in
Article 13, and, for purposes of the jurisdiction of the court only, will be deemed not to include the provision determined to be void.

      14.10 NO DUPLICATION OF BENEFITS. There shall be no duplication of benefits under the Plan because of employment by more than one participating Employer.

      14.11 NOTICE AND WAIVER OF NOTICE. Whenever written notice is required to be given under this Plan, such notice shall be deemed given on the date that such written notice is deposited at a United States Postal Service station, first class postage paid. Notice may be waived by any party entitled otherwise to receive written notice concerning any matter under this Plan.

      14.12 EVIDENCE FURNISHED CONCLUSIVE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Fiduciaries under the Plan shall be fully protected in acting and relying upon any evidence described under this Section 14.12.

      14.13 RELEASE OF CLAIMS. Any payment to any Participant or Beneficiary, his legal representative, or to any guardian or committee appointed for such Participant or Beneficiary, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Plan Administrator and the Trustee, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Plan Administrator or the Trustee.


                                                                              -2

      14.14 MULTIPLE COPIES OF PLAN AND/OR TRUST DOCUMENT. This Plan and the related Trust Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement or Trust Agreement, as the case may be, and shall be binding on the respective successors and assigns of the Employer and all other parties.

      14.15 NONDISCRIMINATION. All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.


                                                                              -3

15. RELATED OR OTHER EMPLOYERS
------------------------------------------------------------------------------


      15.1 ADOPTION BY RELATED OR OTHER EMPLOYERS. Any other corporation or entity, whether related or not, may become an Adopting Employer with respect to this Plan by executing an adoption agreement with the consent of the Employer. A Related Employer may become an Adopting Employer by either executing an Adoption Agreement with the consent of the Employer or being included in Schedule B hereto, which may be amended from time to time by the Employer, with the consent of the Employer.

      15.2 REQUIREMENTS FOR ADOPTING EMPLOYERS.

            (a) Each Adopting Employer shall be required to use the same
      Trustee.

            (b) The Trustee may, but shall not be required to, commingle, hold, and invest as a single Trust all contributions made by Adopting Employers. In any event, the assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and Beneficiaries under the Plan without regard to the source of the assets.

            (c) The transfer of any Participant's employment among parties to this Plan will not affect the Participant's rights under the Plan, and his service with and Compensation from each Employer shall be aggregated for all purposes under the Plan.

            (d) Unless otherwise agreed by the parties, or required by law, no Employer shall have any obligation to make contributions to this Plan for or on behalf of the Employees of any other Employer. If an Employee is employed by more than one Employer, any contribution made to the Plan on his behalf shall be prorated between the Employers on the basis of his Compensation from each Employer. In the event any such Employer shall be unable to make a contribution for any Plan Year, any Related Employer may make an additional contribution on behalf of any Employee of a noncontributing Related Employer.

            (e) The amendment of this Plan by the Employer, at any time, shall be deemed accepted by the Adopting Employer.

      15.3 DESIGNATION OF AGENT. Each Adopting Employer shall be deemed to have irrevocably designated the Employer as its agent.

      15.4 PLAN ADMINISTRATOR'S AUTHORITY. The Plan Administrator shall have authority to make any and all necessary rules or regulations which will be binding upon all Adopting Employers, Participants, and Beneficiaries, to effectuate the purposes of this Article 15.


                                                                              -1

                                   Schedule A


                     Includable Service for Vesting Purposes
                                  July 1, 1997


Service with the following predecessors, Related Employers, and Adopting Employers will be counted for vesting purposes:

None

                                   Schedule B

                       List of Adopting Related Employers

                                  July 1, 1997


None